JANUS ASPEN GROWTH PORTFOLIO                   PORTFOLIO MANAGER, JAMES P. CRAIG

PERFORMANCE REVIEW

     In 1995 the financial markets achieved one of the strongest performances on record, fueled by moderate economic growth, low inflation, and a dramatic decline in interest rates. Corporate earnings also continued to set records.

     The Janus Aspen Growth Portfolio produced a total return of 30.17% for the year ended December 31, 1995, while the broader market, as measured by the S&P 500 Index, gained 37.58%. Both returns include reinvested dividends.

     Although we did not catch the S&P 500 Index, the Portfolio produced significant gains, and results were achieved with less risk than if the Portfolio had contained a more volatile selection of stocks. We were cautious earlier this year when rapid growth in the economy could have caused interest rates to rise, and held only a moderate position in the volatile technology sector, which lead the market until the fourth quarter. This year most European markets did not keep pace with gains in the U.S., and this impacted our foreign holdings. Lastly, paper stocks declined when the economy slowed and paper prices weakened.

     The Portfolio's returns were helped by Citicorp, and by our early recognition of the boom in outsourcing and its effect on EDS (General Motors E) and First Data. We were also quick to see the potential of German software provider SAP.

THE PORTFOLIO

     Equity holdings increased from 54% when the fiscal year began to 81% at year end, reflecting a more positive outlook for growth stocks, which tend to perform best in a moderate economy. The Portfolio's ten largest holdings were 28% of assets at year end, up from 18% at the end of 1994. Approximately 13% of the Portfolio was invested abroad, compared to 6% at year end 1994.

PORTFOLIO THEMES

     Pharmaceuticals. Pfizer in the U.S. and Astra and Roche in Europe have exciting products in their pipelines. We expect these companies to increase revenues by 15% annually for the next three years, while earnings should grow by 20%.

     Outsourcing. More and more, companies farm out functions such as data processing and computer operations to outside specialists like EDS. EDS should sign $10 billion in new business this year. First Data processes credit card transactions for banks and recently acquired First Financial, the largest credit card processor for merchants. First Data now dominates a market growing at better than 20%.

     Share Repurchase. Many companies have excess cash flow, more money than they can prudently reinvest in their business. Some companies are employing the extra cash to buy back and retire their own stock, which adds value for shareholders. Citicorp (banking) and Hercules (chemicals) have significant stock repurchase programs.

     Insurance. Many insurance companies have restructured operations, increased efficiency, and grown market share. This group includes disability provider UNUM, reinsurer General Re, and property-casualty giant AIG.

     Banking. Increased efficiency and disciplined asset growth are the keys to earnings momentum at Citicorp, which also has very successful operations in emerging markets. At Bank of New York emphasis on securities processing is lifting profits.

GOING FORWARD

     Current economic conditions are very positive for growth stocks. Even if the economy slows and earnings momentum is less robust, companies with consistent earnings growth, which make up the core holdings of the Portfolio, should be in greater demand.

     Thank you for your investment in Janus Aspen Growth Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                          30.17%             15.25%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio and the S&P 500 Index. Janus Aspen Growth Portfolio is represented by a solid black line. The S&P 500 Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio ($13,845) as compared to the S&P 500 Index ($14,203).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO         PORTFOLIO MANAGER, JAMES P. GOFF

PERFORMANCE REVIEW

     In 1995 we experienced one of the strongest markets on record. Low interest rates, moderate economic growth, and benign inflation combined with excellent corporate earnings to fuel the rally. The S&P 500 Index gained 37.58% for the year ended December 31, 1995, while Janus Aspen Aggressive Growth Portfolio appreciated 27.48%. Both returns include reinvested dividends.

     The Portfolio underperformed the S&P 500 Index due to earnings disappointments in some of our key holdings during the first quarter of the year. A moderate weighting in technology, which led the market most of the year, also impacted results. Earnings of many tech companies have been terrific, but they have also been very hard to predict.

     We like to focus on companies that have more predictable earnings over the long term, that have a strong competitive position in their industries, and that can continue to increase earnings growth whether the overall economy is strong or weak. Paging Network, a provider of paging services, and HFS, which franchises a number of popular hotel and motel chains, are two major holdings that have these characteristics and performed well this year.

THE PORTFOLIO

     As of year end, the Portfolio was 94% invested in equities, versus 57% when the year began. This reflects the many excellent individual ideas we continue to find in the current market. Foreign securities remained 5% of holdings at year end, and are predominantly in Europe. The ten largest positions were 48% of assets at year end 1995, versus 44% at the end of 1994.

PORTFOLIO THEMES

     Niche Manufacturers. Exide (batteries) and Littelfuse (electrical fuses), APS Holdings (auto parts), Sealed Air (packaging), and Minerals Technologies (paper additive) either dominate a niche market or have very competitive market franchises.

     Pharmaceuticals. Innovations in drug delivery systems make R.P. Scherer and TheraTech very well-positioned in a rapidly growing market.

     Retailers. AutoZone (auto parts), J.D. Wetherspoon (British pub chain), Lone Star Steakhouse, General Nutrition Centers, and Petco (pet supplies) make up this diverse group. Each company is an exceptional competitor in its industry.

     Wireless Communications. Paging Network, Arch Communications, and Commnet Cellular are service providers that are experiencing a strong cycle of subscriber growth.

     Outsourcing. Using outside specialists is often the most cost-effective means of handling complex operations such as data processing and other computer functions. First Data has just acquired competitor First Financial Management, and is now the largest processor of credit card transactions for both banks and merchants. Medaphis handles accounting and billing functions for physicians' groups.

     Financial Services. Consumer loan demand remains strong, and Credit Acceptance (nonstandard auto loans) and World Acceptance (diversified consumer lending) are benefiting. Insignia Financial is the largest manager of real estate and real estate partnerships in the U.S.

PORTFOLIO STRATEGY

     Because the Portfolio tends to hold concentrated positions, performance can sometimes be volatile. Still, the Portfolio's performance since inception remains strong and we are enthusiastic about the prospects for our holdings. Even if the economy continues to slow and corporate earnings growth is not as robust as in 1995, our companies may be in even greater demand because they can provide more predictable results.

     We appreciate your continued investment in Janus Aspen Aggressive Growth Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                           27.48%            27.68%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio and the S&P 500 Index. Janus Aspen Aggressive Growth Portfolio is represented by a solid black line. The S&P 500 Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio ($17,507) as compared to the S&P 500 Index ($14,203).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO  PORTFOLIO MANAGER, HELEN YOUNG HAYES

PERFORMANCE REVIEW

     Most overseas markets lagged the U.S. in 1995. Interest rates did not come down as fast in Europe as they did in our own country, and in much of Asia inflation remains a problem. Even though international markets were less robust, Janus Aspen International Growth Portfolio performed well during the year ended December 31, gaining 23.15%, versus a gain of 11.21% for the Morgan Stanley EAFE Index. (EAFE stands for Europe, Australasia, and the Far East.) Both returns are with net dividends reinvested.(1)

     Good individual stock selection was the primary reason the Portfolio beat the EAFE Index. Our European growth stocks are a diverse group, and many outperformed the local markets. We had less success with Swedish conglomerate Kinnevik. Kinnevik had disappointing earnings, but is moving to increase shareholder value by dividing into four separate divisions. Moderate currency hedging constrained performance early in the year, but helped results after the dollar rallied against the Japanese yen.

THE PORTFOLIO

     The Portfolio was approximately 97% invested in equities at the end of December, with 55% of assets invested in Europe, 24% in the Pacific Rim, and only 4% in the U.S. The five countries where we have the largest investments totaled 64% of assets. Our investment in Japan was increased after the dollar bottomed out definitively against the yen and the Japanese economy showed signs of acceleration. The ten largest holdings made up 35% of assets.

TOP 5 COUNTRIES          December 31, 1995                 December 31, 1994
--------------------------------------------------------------------------------
Japan                         21.6%                              5.4%
Sweden                        17.3%                              22.7%
Switzerland                   10.2%                              1.6%
Germany                        9.8%                              3.3%
United Kingdom                 5.4%                              3.2%
--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

PORTFOLIO THEMES

     Telecommunications. Inexpensive cellular products and services have created an extremely powerful demand cycle globally. In countries such as Japan, where we own DDI, an independent long-distance provider, the cycle is still in its early stages. Kinnevik is expanding its cellular and media operations in Sweden. In the emerging markets of Asia and Latin America, Millicom is a dominate competitor, as are Telecomunicacoes Brazil and Korean Mobile Telephone in their respective regions.

     Multinational Pharmaceuticals. In Europe, Astra, Roche, Ciba-Geigy, and Sandoz all are either marketing or developing products that have changed or will change the treatment of many widespread diseases. Astra's Losec is the best-selling ulcer treatment in Europe and Sandoz has a new treatment for Alzheimer's in development.

     Technology-Related.   SAP  has  a  powerful  integrated  business  software
applications package. Getronics and JBA Holdings are software consulting firms that fill an exploding demand for custom networks and systems.

     Outsourcing. When it comes to complex operations, especially in computers and data processing, it is often more cost-effective to use outside specialists. In Japan, NTT Data Communications Systems manages information and processes data.

INTERNATIONAL STRATEGY

     Janus Aspen International Growth Portfolio invests in individual companies with good earnings prospects that sell in the market at a discount to their growth potential. Our approach assumes that over the long term, exceptional earnings growth will support a higher share price no matter where a company is headquartered. We continue to find many such opportunities in markets worldwide.

     Thank you for your continued investment in Janus Aspen International Growth Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 5/2/94*
                          23.15%             11.39%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio and the MSCI EAFE Index. Janus Aspen International Growth Portfolio is represented by a solid black line. The MSCI EAFE Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen
International Growth Portfolio ($11,970) as compared to the MSCI EAFE Index ($11,110).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO      PORTFOLIO MANAGER, HELEN YOUNG HAYES

PERFORMANCE REVIEW

     Several European markets posted records during the year ended December 31, 1995, but few foreign markets kept pace with the U.S. rally when measured in U.S. dollars. Falling interest rates, which fueled the rally in the U.S., remained stubbornly higher in Europe. The Japanese recession continued into year end, though signs of strength emerged in the second half of the year. In the rest of Asia, inflation was high, though there was evidence of moderation as the year progressed.

     Janus Aspen Worldwide Growth Portfolio gained 27.37% in 1995, outperforming the Morgan Stanley International World Index, which gained 20.72% for the same period. Both returns include net dividends reinvested.(1) We were able to beat the Index this year even though we pursued a conservative strategy early in the year, when rising interest rates in the U.S. attracted investment away from foreign markets. Currency hedging constrained performance during the first quarter, but helped results after the U.S. dollar began to rally.

THE PORTFOLIO

     At year end, the Portfolio was approximately 82% invested in equities, up from 58% when the year began. European stocks remained at 37% of assets, but the Pacific Rim rose from 7% to 16% of holdings. Investment in Japan was increased in the second half of the year after the dollar bottomed definitively against the yen and the Japanese economy showed signs of acceleration. We also added a significant position in YPF, the largest oil and gas company in Argentina. The top ten positions made up 18% of the Portfolio at year end.

TOP 5 COUNTRIES          December 31, 1995             December 31, 1994
--------------------------------------------------------------------------------
Japan                         13.2%                              6.6%
United States                 13.1%                              10.2%
Sweden                         7.6%                              15.3%
Germany                        6.8%                              2.3%
Switzerland                    5.9%                              0.9%
--------------------------------------------------------------------------------

PORTFOLIO THEMES

     Multinational Pharmaceuticals. Roche, Sandoz, Astra, and Ciba-Geigy in Europe and Pfizer in the U.S. are marketing or developing exceptionally strong product lines. Astra's anti-ulcer drug Losec is the best-selling treatment in Europe, and Sandoz is developing a drug to treat Alzheimer's.

     Information Technology. Demand for systems to automate all facets of corporate operations has exploded in the past five years. SAP is the largest international provider of integrated software. Getronics is a software consultant.

     Outsourcing. Outside specialists now handle many corporate operations, including information and data processing. EDS (General Motors E), First Data, which recently acquired competitor First Financial Management, and NTT Data Communications Systems are data processors benefiting from the outsourcing phenomenon.

     Telecommunications. The increased affordability of cellular communications has led to a very strong demand cycle globally. Kinnevik, the Swedish conglomerate, intends to enhance shareholder value by dividing into four divisions and spinning off its cellular telecommunications business. DDI, an independent Japanese long-distance provider and cellular operator, should profit from consumer enthusiasm for cellular communications in Japan, where the cellular market is still in the early stages of growth.

GLOBAL STRATEGY

     Janus Aspen Worldwide Growth Portfolio looks for individual companies with strong earnings growth. Foreign markets and economies continue to deregulate and open to global investment, providing a positive environment for equities. Over time, these efforts should continue to create exciting opportunities.

     Thank you for your continued investment in Janus Aspen Worldwide Growth Portfolio.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                          27.37%             20.74%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio and the MSCI World Index. Janus Aspen Worldwide Growth Portfolio is represented by a solid black line. The MSCI World Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio ($15,402) as compared to the MSCI World Index ($12,761).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN BALANCED PORTFOLIO                 PORTFOLIO MANAGER, JAMES P. CRAIG

PORTFOLIO PERFORMANCE

     This year proved to be one of the stronger markets on record for both stocks and fixed-income securities. Moderate economic growth, falling interest rates, and low inflation combined with excellent corporate earnings to fuel very fine advances.

     Janus Aspen Balanced Portfolio had a return of 24.79% for the year ended December 31, 1995, compared to a return of 37.58% for the S&P 500 Index and 19.24% for the Lehman Brothers Government/Corporate Bond Index. All returns include reinvested dividends. Although we did not catch the S&P 500 Index, the Portfolio produced significant gains, and results were achieved with less risk than if we held either a more volatile selection of stocks or longer bond maturities.

     However, we did misjudge the data points on inflation and pursued a conservative strategy earlier in the year, and so did not participate in some of the capital appreciation in the bond market and the early gains in stocks. Equity performance was also held down by earnings disappointments in Wal-Mart and Crown Cork & Seal.

     On the plus side, we recognized early the potential of business software provider SAP and the effect of the outsourcing boom on EDS (General Motors E) and First Data.

THE PORTFOLIO

     Fixed Income. As of year end, the fixed-income portion of the Portfolio was 43% of assets, versus 7% at the end of 1994 (when we were holding more cash and cash equivalents). Investment-grade corporate bonds accounted for 18% of assets and convertible bonds made up 1%. We increased the percentage of government bonds to 22%, of which a modest 7% are in 30-year Treasuries.

     Equities. The equity portion of the Portfolio was 48% of assets at year end, versus 42% at the end of 1994. The largest ten equity positions were 22% of assets.

PORTFOLIO THEMES

     Outsourcing. It is now standard business practice to farm out functions such as data processing and computer operations to outside specialists. EDS and First Data Corporation are outsourcers that are benefiting from this trend. After acquiring First Financial Management, the largest credit card transaction processor for merchants, First Data now dominates the credit card transaction processing market. Robert Half International provides accounting temps.

     Stock Repurchase. Cash flow is strong at many U.S. corporations. Instead of acquiring less profitable businesses or issuing dividends, Citicorp and defense contractor McDonnell Douglas are repurchasing shares to add shareholder value.

     Insurance. The industry is restructuring, boosting efficiency, and increasing earnings. We own disability provider UNUM, and have added reinsurers Risk Capital and Prudential Reinsurance, which is turning around its operations.

     Banking. Banking has also become more efficient and is focusing on its profitable operations. Citicorp has a strong credit card business as well as an established presence in many emerging economies. Klamath First Bancorp is a thrift that recently converted to public ownership. Bank of New York is increasing profitability by expanding its securities processing operations.

THE BALANCED STRATEGY

     In the current positive market environment of low interest rates and low inflation, our strategy is to hold our growth stocks, adding positions when we see opportunities. We believe this strategy will continue to provide solid and consistent returns, with less volatility than a pure growth portfolio.

A NEW PORTFOLIO MANAGER IN 1996

     We are pleased to announce that Blaine Rollins will take over management of Janus Aspen Balanced Portfolio on May 1, 1996. Blaine is a Chartered Financial Analyst, and has been an analyst at Janus since 1990. He began his career in the fixed-income area, so he is proficient in both sectors of the balanced discipline.

     Thank you for your continued investment in Janus Aspen Balanced Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                          24.79%             13.96%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio, the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. Janus Aspen Balanced Portfolio is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a dashed dark gray line. The S&P 500 Index is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio ($13,490) as compared to the Lehman Brothers Government/Corporate Bond Index ($11,512) and S&P 500 Index ($14,203).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO       PORTFOLIO MANAGER, RONALD V. SPEAKER

PERFORMANCE REVIEW

     Janus Aspen Flexible Income Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index for the year ended December 31, 1995. The Portfolio had a return of 23.86%, versus 19.24% for the Lehman Index. Both returns include reinvested dividends.

     Moderate economic growth, low inflation, and a dramatic decline in interest rates produced one of the best bond markets on record in 1995. Although the Portfolio pursued a conservative strategy early in the year, when economic growth was still strong and it appeared interest rates might rise, as soon as growth began to slow we changed our posture to take advantage of the decline in rates and were able to beat the Lehman Index.

PORTFOLIO STRATEGY IN 1995

     To take advantage of the decline in interest rates, cash was reduced and the Portfolio's weighted average maturity was extended from 6.8 years at the end of 1994 to 13.1 years at the end of 1995. Average modified duration (a theoretical measure of price volatility) also rose from 3.1 years to 7 years. Investment-grade corporate bonds remained 39% of the Portfolio, and U.S. Treasury securities increased from 0% to 12%. We wanted a mix of securities with both good yields and the ability to appreciate with the decline in interest rates. As of year end, the Portfolio's 30-day yield stood at 6.92%, and the average rating of its securities was BBB+.

PORTFOLIO ASSET MIX

     At year end, the Portfolio was positioned to take advantage of stable to lower interest rates.

     Investment-Grade Corporate Bonds          39%
     High-Yield/High-Risk Bonds                36%
     U.S. Government Bonds                     12%
     Foreign Bonds                              5%
     Cash                                       8%

     Investment-grade corporate holdings included high-quality banks and financial institutions such as First National Bank of Boston, First Union, and BankAmerica. Industrial corporations included Ford Motor Credit, GMAC, and TCI Communications.

     Our average weighting in high-yield/high-risk bonds was 35% at the end of 1995, versus 28% in 1994. Our high-yield holdings were solid performers. Grocery stores were weighted heavily in the high-yield sector of the Portfolio because they tend to have more consistent revenue streams.

     U.S. Treasury issues performed well this year and are mostly in 10-year maturities, with a small position in 30-year bonds. These longer-term bonds should provide more capital appreciation if interest rates continue to decline. A small position in German bonds was added during the summer to take advantage of their higher yields.

GOING FORWARD

     There are many reasons to be optimistic about the bond market as we enter 1996. Moderate economic growth and low inflation should continue to keep downward pressure on interest rates and lift prices of fixed-income securities. The current budget debate in Washington needs to be monitored closely, however. A productive and responsible budget accord would have a long-term positive impact on the debt markets.

     Thank you for your continued investment in Janus Aspen Flexible Income Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                          23.86%             9.69%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio and the Lehman Brothers Government/Corporate Bond Index. Janus Aspen Flexible Income Portfolio is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio ($12,360) as compared to the Lehman Brothers Government/Corporate Bond Index ($11,512).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN SHORT-TERM BOND PORTFOLIO       PORTFOLIO MANAGER, RONALD V. SPEAKER

PERFORMANCE

     During the year, the rally in the short end of the fixed-income market continued as economic growth remained moderate, inflation was low, and interest rates declined.

     Janus Aspen Short-Term Bond Portfolio achieved a positive total return of 9.54% for the one-year period ended December 31, 1995. This compares to 10.96% for the Lehman Brothers Government/Corporate 1-3 Year Bond Index. Both results include reinvested dividends.

     The Portfolio's performance was affected by its conservative position early in the year, when the economy was still experiencing a strong recovery and assets were partially hedged with two-year note futures.

CURRENT STRATEGY

     The Portfolio's strategy in 1995 was intended to take advantage of stable or declining interest rates. Weighted average maturity was extended to 2.6 years, with a duration, which is a hypothetical measure of price volatility, of
2.3 years. As of year end, the Portfolio's average rating was AA+, and the average 30-day yield was 5.13%.

PORTFOLIO COMPOSITION

     Investment-grade bonds (rated BBB or better by Standard & Poor's Ratings Services) made up 51% of the Portfolio at year end, and include International Lease Finance, IBM Corp., Associates Corp., and Lockheed Corp. High-quality corporate bonds have better yields than similar maturities in the U.S. Treasury market and their prices also tend to be more responsive to positive, i.e., lower, trends in interest rates. Two-year government notes were 46% of investments, high-yield/high-risk (junk) bonds were 1%.

STRATEGY GOING FORWARD

     The current economic environment is positive for the bond market, and should remain so as long as economic growth is moderate and inflation is in check.

     Political developments in Washington will probably take on increased importance during 1996. A productive and responsible budget accord would have positive implications for the bond market. The budget debate deserves investors' close attention.

A NEW PORTFOLIO MANAGER IN 1996

     Effective May 1, 1996, Sandy Rufenacht will take over portfolio responsibilities for Janus Aspen Short-Term Bond Portfolio. Sandy started with Janus in 1990 as a senior accountant, but for the last four years has been a fixed-income analyst working with Ron Speaker on Janus Flexible Income Fund, Janus Short-Term Bond Fund, and Janus Intermediate Government Securities Fund.

     Thank you for your investment in Janus Aspen Short-Term Bond Portfolio.

--------------------------------------------------------------------------------
                        Average Annual Total Return for
                      the periods ended December 31, 1995
                         One Year       Since 9/13/93*
                          9.54%              4.61%

*The Portfolio's inception date.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[line graph]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Short-Term Bond Portfolio and the Lehman Brothers Government/Corporate 1-3 Year Bond Index. Janus Aspen Short-Term Bond Portfolio is represented by a solid black line. The Lehman Brothers Government/Corporate 1-3 Year Bond Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1995. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Short-Term Bond Portfolio ($11,088) as compared to the Lehman Brothers Government/Corporate 1-3 Year Bond Index ($11,269).


Source - Lipper Analytical Services, Inc. 1995 All returns reflect reinvested dividends.

The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


               Janus Aspen Series December 31, 1995 Annual Report

JANUS ASPEN MONEY MARKET PORTFOLIO          PORTFOLIO MANAGER, SHARON S. PICHLER

BACKGROUND

     During the year ended December 31, 1995, interest rates declined sharply and the bond market rallied. Slower economic growth and low inflation allowed rates to fall. Yields on Janus Aspen Money Market Portfolio, which opened on May 1, 1995, have followed a similar path.

     The year ended with the 30-year Treasury Bond at 5.95%, down from 7.34% on May 1. The one-year Treasury Bill was at 5.13%, down from 6.31%.

     The crosscurrents of economic activity and inflation expectations kept the markets guessing as to which way, and by how much, the Federal Reserve Board would cause interest rates to move. The suspense ended December 19, 1995, when the Fed lowered its key rates by one quarter of a percentage point. Now the questions are whether, and when, rates will go down again.

PORTFOLIO STRATEGY

     Our current thinking is that the economy is showing enough signs of weakness to justify another Fed action to lower interest rates. We would like to buy one-year securities now, thinking that if we wait, we will have to invest at lower rates. There have been some barriers to executing that strategy, however. Companies have been reluctant to issue one-year debt, thinking they will soon be able to do so at a lower rate. Also, overnight rates are currently higher than one-year rates (called an inverted yield curve). So we must be very selective when buying long-term securities to avoid giving up too much yield. The third barrier is a need for near-total liquidity in the Portfolio, since investors are free to withdraw or exchange out of the Portfolio at any time.

     Our strategy is to search for the best values in very short-term securities so as to receive the benefits of the higher rates in that segment and maintain the Portfolio's liquidity. This approach has given the Portfolio a weighted average maturity of 7 days as of December 31, 1995. If we find opportunities to do so, we expect to lengthen the Portfolio's duration somewhat during the coming months.

     Thank you for your investment in Janus Aspen Money Market Portfolio.


               Janus Aspen Series December 31, 1995 Annual Report

              JANUS ASPEN GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 78.4%
Aerospace and Defense - 3.2%
          17,725   Boeing Co.                                   $      1,389,197
          11,150   McDonnell Douglas Corp.                             1,025,800
          18,000   United Technologies Corp.                           1,707,750
                                                                       4,122,747
Auto and Truck - 0.8%
          14,025   General Motors Corp.                                  741,572
          13,000   Honda Motor Co.**                                     268,002
                                                                       1,009,574
Biopharmaceuticals - 1.4%
          29,450   Amgen, Inc.*                                        1,748,594
Broadcasting, Radio and Television - 0.7%
          15,000   Grupo Televisa S.A. de C.V. (GDR)                     337,500
          20,000   Heritage Media Corp. - Class A*                       512,500
                                                                         850,000
Chemicals - 2.4%
          13,275   Cytec Industries, Inc.*                               828,028
          16,550   Hercules, Inc.                                        933,006
           8,425   W.R. Grace & Co.                                      498,128
          25,825   Witco Corp.                                           755,381
                                                                       3,014,543
Commercial Services - 2.4%
          19,775   Manpower, Inc.                                        556,172
          58,925   Robert Half International, Inc.*                    2,467,484
                                                                       3,023,656
Computer Software and Services - 11.7%
          26,500   Cisco Systems, Inc.*                                1,977,563
          26,950   Computer Associates
                   International, Inc.                                 1,532,781
          67,400   First Data Corp.                                    4,507,375
          42,775   Fiserv, Inc.*                                       1,283,250
          93,675   General Motors Corp. - Class E                      4,871,100
           4,225   Informix Corp.*                                       126,750
              17   NTT Data Communications
                   Systems Corp.**                                       570,945
                                                                      14,869,764
Computers - 1.6%
          40,850   Sun Microsystems, Inc.*                             1,863,781
           5,000   Telxon Corp.                                          113,125
                                                                       1,976,906
Electronics - 2.2%
           5,000   Altera Corp.*                                         248,750
           5,000   Hewlett-Packard Co.                                   418,750
          30,450   Pittway Corp. - Class A                             2,062,988
                                                                       2,730,488
Electronics - Semiconductors - 0.5%
           9,100   Analog Devices, Inc.*                                 321,913
           6,000   Rohm Co.**                                            338,559
                                                                         660,472

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Entertainment - 0.6%
          28,650   Circus Circus Enterprises, Inc.*             $        798,619
Financial - Bank Commerical - 2.0%
          11,375   First Bank System, Inc.                               564,484
          14,775   First Interstate Bancorp                            2,016,787
                                                                       2,581,271
Financial - Bank Money Center - 7.9%
          82,850   Bank of New York Co., Inc.                          4,038,938
          88,447   Barclays PLC**                                      1,013,116
          57,475   Citicorp                                            3,865,194
          28,075   First Chicago NBD Corp.                             1,108,962
                                                                      10,026,210
Financial - Savings/Loan/Thrift - 0.2%
          19,475   HFNC Financial Corp.*                                 255,609
Financial - Security Broker - 0.7%
          11,125   Merrill Lynch and Co., Inc.                           567,375
           4,650   Morgan Stanley Group, Inc.                            374,906
                                                                         942,281
Financial Services - 2.2%
          22,750   Federal National Mortgage
                   Association                                         2,823,844
Food Processing - 1.4%
          23,150   Kellogg Co.                                         1,788,338
Household Products - 1.1%
           8,775   First Brands Corp.                                    417,909
          40,000   Newell Co.                                          1,035,000
                                                                       1,452,909
Insurance - Life - 1.8%
          41,600   UNUM Corp.                                          2,288,000
Insurance - Multiline - 4.0%
           7,000   American International Group, Inc.                    647,500
           6,000   ITT Hartford Group, Inc.*                             290,250
         175,275   Prudential Reinsurance Holdings, Inc.               4,097,053
                                                                       5,034,803
Insurance - Property and Casualty - 1.1%
           4,250   General Re Corp.                                      658,750
          12,000   PartnerRe, Ltd.                                       330,000
          20,000   Risk Capital Holdings, Inc.*                          467,500
                                                                       1,456,250
Leisure Time - 0.7%
          24,955   Coleman Co., Inc.*                                    876,544
Machine - Construction and Mining - 0.3%
           5,750   Caterpillar, Inc.                                     337,813
Machine - Diversified - 1.9%
          23,950   AGCO Corp.                                          1,221,450
          17,675   American Standard Companies, Inc.*                    494,900
          20,000   Deere & Co.                                           705,000
                                                                       2,421,350
Medical - Hospital Management Services - 0.1%
           6,175   HEALTHSOUTH Corp.*                                    179,847


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Medical Supplies - 0.3%
           5,600   Luxottica Group S.p.A. (ADR)                 $        327,600
Mining - 2.8%
          27,391   Freeport McMoRan, Inc.                              1,013,467
          35,975   Minerals Technologies, Inc.                         1,313,088
          16,811   Potash Corporation of
                   Saskatchewan, Inc.                                  1,191,480
                                                                       3,518,035
Miscellaneous - Distribution and Wholesale - 1.1%
          25,000   Cardinal Health, Inc.                               1,368,750
Miscellaneous - Manufacturing - 0.7%
          18,075   AlliedSignal, Inc.                                    858,563
Office and Business Equipment - 0.7%
          15,000   Oce-Van Der Grinten N.V.**                            911,014
Oil and Gas - Exploration - 0.5%
          12,000   Triton Energy Corp.*                                  688,500
Packaging and Containers - 0.5%
          20,850   Sealed Air Corp.*                                     586,406
Personal Credit - 1.2%
          25,000   Travelers Group, Inc.                               1,571,875
Pharmaceuticals - 7.9%
          20,236   Astra A.B. - Class A                                  809,995
           2,600   Centocor, Inc.*                                        80,275
          51,750   Lilly (Eli) & Co.                                   2,910,938
          33,200   Pfizer, Inc.                                        2,091,600
             297   Roche Holding A.G.**                                2,349,480
          31,700   SmithKline Beecham PLC (ADR) -
                   Class A                                             1,759,350
                                                                      10,001,638
Publishing - Newspaper - 0.1%
           2,925   Reuters Holdings PLC (ADS)                            161,241
Publishing and Printing - 1.9%
          26,169   Wolters Kluwer N.V.**                               2,472,009
Retail - Department Stores - 0.1%
           3,900   Credit Saison Co., Ltd.                                92,857
Retail - Special Line - 0.5%
          20,000   AutoZone, Inc.*                                       577,500
Telecommunications - 1.2%
          12,050   MFS Communications Co., Inc.*                         641,663
          35,000   Paging Network, Inc.*                                 853,125
                                                                       1,494,788
Telecommunications Equipment - 0.7%
          22,334   Newbridge Networks Corp.*                             924,069
Toys - 0.9%
          38,900   Mattel, Inc.                                        1,196,175

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Transportation - Air - 1.6%
          26,550   AMR Corp.*                                   $      1,971,338
Transportation - Railroad - 1.2%
          19,343   Burlington Northern Santa Fe Corp.                  1,508,754
Utilities - Telecommunications - 1.0%
             100   DDI Corp.**                                           774,294
          15,000   Telefonos de Mexico S.A. de C.V.
                   (ADR) - Class L                                       478,125
                                                                       1,252,419
Wholesale - Special Line - 0.6%
          16,450   Alco Standard Corp.                                   750,531
Total Common Stock (cost $86,114,843)                                 99,504,494
Preferred Stock - 2.5%
Computer Software and Services - 2.5%
          21,250   SAP A.G.**                                          3,207,826
                      (cost $2,253,224)
U.S. Government Agencies - 8.1%
                   Federal Farm Credit Bank
$      5,000,000   5.65%, 1/10/96                                      4,992,937
                   Federal Home Loan Bank System
         350,000   5.40%, 1/4/96                                         349,843
                   Federal Home Loan Mortgage Corp.
       2,000,000   5.64%, 1/19/96                                      1,994,360
       3,000,000   5.50%, 1/22/96                                      2,990,375
Total U.S. Government Agencies
 (amortized cost $10,327,515)                                         10,327,515
Short-Term Corporate Notes - 10.0%
                   Ford Motor Credit Corp.
       3,700,000   5.75%, 1/2/96                                       3,699,408
                   General Electric Capital Corp.
       6,000,000   5.63%, 1/2/96                                       5,999,062
                   Household Finance Corp.
       3,000,000   5.80%, 1/5/96                                       2,998,067
Total Short-Term Corporate Notes
 (amortized cost $12,696,537)                                         12,696,537
Repurchase Agreement - 0.2%
                   State Street Bank & Trust Co., 5.00%,
         194,000   dated 12/29/95, maturing 1/2/96,
                   to be repurchased at $194,107,
                   collateralized by $195,000
                   in U.S. Treasury Notes, 5.625%,
                   due 1/31/98, value $200,993                           194,000
                   (cost $194,000)
Total Investments - 99.2% (total cost $111,586,119)                  125,930,372
Cash, Receivables and Other Assets,
 net of Liabilities - 0.8%                                               980,413
Net Assets - 100%                                                   $126,910,785

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

        JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 94.0%
Auto Parts - Replacement - 5.0%
         118,325   APS Holding Corp. - Class A*                 $      2,662,313
         144,175   Exide Corp.                                         6,614,028
                                                                       9,276,341
Commercial Services - 8.9%
         141,275   CUC International, Inc.*                            4,821,009
         318,850   Medaphis Corp.*                                    11,797,450
                                                                      16,618,459
Computer Software and Services - 5.9%
         196,875   Black Box Corp.*                                    3,223,828
         223,212   First Data Corp.                                    7,839,422
                                                                      11,063,250
Electronics - 0%
           1,500   Pittway Corp. - Class A                               101,625
Financial Services - 0.9%
          26,925   Credit Acceptance Corp.*                              558,694
          95,850   World Acceptance Corp.*                             1,078,313
                                                                       1,637,007
Holding Companies - Diversified - 0.6%
          37,000   Kinnevik A.B. - Class B**                           1,154,529
Insurance - Life - 1.8%
          22,525   Oxford Health Plans, Inc.*                          1,664,034
          51,600   Protective Life Corp.                               1,612,500
                                                                       3,276,534
Insurance - Property and Casualty - 1.1%
          40,025   Progressive Corp.                                   1,956,222
Leisure Time - 1.5%
         151,900   Family Golf Centers, Inc.*                          2,772,175
Lodging - 7.1%
         162,350   HFS, Inc.*                                         13,272,113
Medical - Hospital Management Services - 3.6%
         109,900   HEALTHSOUTH Corp.*                                  3,200,838
          39,850   Pacificare Health Systems, Inc. -
                   Class B*                                            3,466,950
                                                                       6,667,788
Medical Supplies - 2.9%
          21,525   Gulf South Medical Supply, Inc.*                      651,131
          68,425   Omnicare, Inc.                                      3,062,019
         228,425   Quidel Corp.*                                       1,627,528
                                                                       5,340,678
Mining - 2.4%
         121,325   Minerals Technologies, Inc.                         4,428,363
Miscellaneous - Manufacturing - 2.7%
         260,525   Trigen Energy Corp.                                 5,080,238
Oil and Gas - Domestic - 0.1%
          17,275   NGC Corp.                                             153,316
Packaging and Containers - 1.8%
          14,800   Intertape Polymer Group, Inc.                         464,350
          99,200   Sealed Air Corp.*                                   2,790,000
                                                                       3,254,350
Pharmaceuticals - 7.9%
         189,665   R.P. Scherer Corp.*                                 9,317,293
          38,975   Teva Pharmaceuticals Industries,
                   Ltd. (ADR)                                          1,807,466

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Pharmaceuticals (continued)
         197,425   Theratech, Inc.*                             $      3,553,650
                                                                      14,678,409
Real Estate - 5.2%
         248,825   Insignia Financial Group, Inc. - Class A*           9,579,763
Restaurants and Food Services - 6.3%
         141,400   Lone Star Steakhouse & Saloon, Inc.*                5,426,225
          51,525   Papa Johns International, Inc.*                     2,122,186
         419,728   Wetherspoon (J.D.) PLC**                            4,196,236
                                                                      11,744,647
Retail - Special Line - 8.4%
         161,525   AutoZone, Inc.*                                     4,664,034
         198,400   General Nutrition Companies, Inc.*                  4,563,200
          29,875   O'Reilly Automotive, Inc.*                            866,375
         156,075   Petco Animal Supplies, Inc.*                        4,565,194
          20,950   Viking Office Products, Inc.*                         974,175
                                                                      15,632,978
Telecommunications - 15.0%
         147,900   Arch Communications Group, Inc.*                    3,549,600
         156,550   CommNet Cellular, Inc.*                             4,520,381
          40,175   Millicom International Cellular S.A.*               1,225,338
          99,375   Mobilemedia Corp.*                                  2,211,094
         572,425   Paging Network, Inc.*                              13,952,859
         192,700   PriCellular Corp. - Class A*                        2,505,100
                                                                      27,964,372
Tobacco - 1.8%
         314,000   PT Hanjaya Mandala Sampoerna*                       3,271,979
Transportation - Railroad - 3.1%
          88,575   Wisconsin Central
                   Transportation Corp.*                               5,823,806
Total Common Stock (cost $146,004,040)                               174,748,942
Warrants - 0.4%
          24,775   Littelfuse, Inc. - exp. 12/27/01*
                   (cost $462,295)                                       730,863
U.S. Government Agency - 0.2%
                   Federal Home Loan Bank System
$        400,000   5.40%, 1/4/96
                   (amortized cost $399,820)                             399,820
Short-Term Corporate Notes - 5.0%
                   Ford Motor Credit Corp.
       8,300,000   5.75%, 1/2/96                                       8,298,673
                   Household Finance Corp.
       1,000,000   5.80%, 1/4/96                                         999,517
Total Short-Term Corporate Notes
 (amortized cost $9,298,190)                                           9,298,190
Repurchase Agreement - 0.1%
                   State Street Bank & Trust Co., 5.00%
         161,000   dated 12/29/95, maturing 1/2/96,
                   to be repurchased at $161,089,
                   collateralized by $160,000 in U.S.
                   Treasury Notes, 5.625%, due 1/31/98,                  161,000
                   value $164,918 (cost $161,000)
Total Investments - 99.7% (total cost $156,325,345)                  185,338,815
Cash, Receivables and Other Assets,
  net of Liabilities - 0.3%                                              572,246
Net Assets - 100%                                                   $185,911,061

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

       JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 88.6%
Aerospace and Defense - 1.0%
           2,000   Mitsubishi Heavy Industries, Ltd.**          $         15,931
Auto and Truck - 2.8%
             580   Bajaj Auto, Ltd. (GDR)*,+                              15,150
           1,000   Honda Motor Co.**                                      20,616
           1,000   Yamaha Motor Co., Ltd.**                                8,904
                                                                          44,670
Brewery - 0.2%
             300   Erciyas Biracilik Ve Malt Sanayii
                   (GDR)*,+                                                2,842
Broadcasting, Radio and Television - 0.2%
             125   Grupo Televisa S.A. de C.V. (GDR)                       2,813
Commercial Services - 8.9%
             192   Grand Optical Photoservice**                           18,709
           1,400   Securitas A.B. - Class B**                             66,317
             823   Sysdeco Group A.S.*                                    22,445
             798   WM-Data A.B. - Class B**                               36,001
                                                                         143,472
Computer Software and Services - 9.1%
             799   Getronics N.V.                                         37,290
           5,138   JBA Holdings PLC**                                     30,820
             678   Merkantildata A.S.                                      7,589
               2   NTT Data Communications
                   Systems Corp.**                                        67,170
             130   TT Tieto Oy - Class B**                                 4,205
                                                                         147,074
Electrical Equipment - 2.2%
           1,050   UCAR International, Inc.*                              35,438
Electronics - 5.3%
             925   Lernout & Hauspie Speech
                   Products N.V.*                                         25,900
           1,000   Omron Corp.**                                          23,035
             109   Samsung Electronics Co., Ltd. (GDR)*,+                 10,437
           2,000   Victor Co. of Japan, Ltd.*,**                          25,358
                                                                          84,730
Engineering and Construction - 0.1%
             600   New World Infrastructure, Ltd.*,+                       1,148
Entertainment - 0.3%
             227   Thorn EMI PLC**                                         5,335
Financial - Bank Commercial - 2.7%
           1,000   Dai-Ichi Kangyo Bank, Ltd.**                           19,648
             992   Fokus Bank A.S.*,+                                      5,348
           1,200   HSBC Holdings PLC**                                    18,158
                                                                          43,154
Financial - Bank Money Center - 0.9%
           1,000   Sumitomo Trust and Banking
                   Co., Ltd.**                                            14,131
Financial - Savings/Loan/Thrift - 0.2%
             256   Sparbanken Sverige A.B. - Class A**                     3,253

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Food Processing - 1.0%
             192   Nutricia Vereenigde Bedrijven N.V.           $         15,508
Forest Production and Paper - 0.1%
           1,313   Rottneros A.B.**                                        1,382
Furniture and Home Appliances - 0.5%
             200   Industrie Natuzzi S.p.A. (ADR)                          9,075
Holding Companies - Diversified - 5.8%
           2,973   Kinnevik A.B. - Class B**                              92,768
             200   Malbak, Ltd. (GDR)+                                     1,386
                                                                          94,154
Leisure Time - 0.6%
              21   Fotolabo S.A.**                                         8,374
             331   TABcorp Holdings, Ltd.                                    934
                                                                           9,308
Lodging - 0.1%
              25   HFS, Inc.*                                              2,044
Medical Supplies - 1.7%
             688   Elekta Instrument A.B.**                               27,520
Mining - 1.9%
             396   SGL Carbon A.G.*,**,+                                  30,578
Miscellaneous - Distribution and Wholesale - 1.1%
             500   Amway Asia Pacific, Ltd.                               17,813
Miscellaneous - Manufacturing - 2.2%
           2,729   Assa-Abloy A.B. - Class B*,**                          25,444
              78   Barco N.V.                                              9,224
                                                                          34,668
Office and Business Equipment- 3.1%
           2,000   Canon, Inc.**                                          36,198
             218   Oce-Van Der Grinten N.V.**                             13,240
                                                                          49,438
Oil and Gas - Domestic - 1.2%
             875   YPF Sociedad Anonima S.A. (ADR)                        18,922
Pharmaceuticals - 13.3%
             425   Astra A.B. - Class A**                                 16,936
              28   Ciba-Geigy Corp. A.G. - Class B**                      24,517
              61   Gehe A.G.**                                            30,977
               7   Roche Holding A.G.**                                   55,375
              46   Sandoz A.G. - Class R**                                42,351
           1,000   Sankyo Co., Ltd.**                                     22,455
             925   SmithKline Beecham PLC - Class A**                     10,179
             200   SmithKline Beecham PLC (ADR)**                         11,100
                                                                         213,890
Publishing and Printing - 0.9%
             151   Wolters Kluwer N.V.                                    14,264
Real Estate - 1.5%
           1,000   Mitsubishi Estate Co., Ltd.**                          12,485
           1,000   Mitsui Fudosan Co.**                                   12,292
                                                                          24,777
Restaurant and Food Service - 1.7%
           2,660   Wetherspoon (J.D.) PLC**                               26,593

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Retail - Department Stores - 2.1%
           1,000   Isetan Co.**                                 $         16,454
          10,250   PT Matahari Putra Prima                                18,063
                                                                          34,517
Retail - Specialty Line - 1.9%
           7,000   Pagnossin S.p.A.*                                      31,276
Telecommunications - 7.1%
             391   Korea Mobile Telecommunications,
                   Inc.*,+                                                17,302
           1,465   Millicom International Cellular S.A.*                  44,683
           1,050   Paging Network, Inc.*                                  25,595
           1,790   Telecom Italia Mobile S.p.A.                            3,145
             484   Telecomunicacoes Brasileiras S.A.                      22,930
                                                                         113,655
Tobacco - 2.9%
           4,500   PT Hanjaya Mandala Sampoerna                           46,891
Transportation - Air - 1.8%
              40   SwissAir A.G.*,**                                      29,129
Utilities - Telecommunications - 2.2%
               3   DDI Corp.**                                            23,229
             450   Telefonica de Argentina S.A. (ADR)                     12,263
                                                                          35,492
Total Common Stock (cost $1,155,265)                                   1,424,885
Preferred Stock - 8.2%
Brewery - 1.2%
          48,000   Companhia Cervejaria Brahma                            19,759
Computer Software and Services - 4.5%
             476   SAP A.G.**                                             71,855
Medical Supplies - 1.2%
             210   Fresenius A.G.**                                       19,868
Publishing and Printing - 0.3%
             906   News Corp., Ltd.                                        4,231
Retail - Specialty Line - 0.5%
         406,000   Lojas Americanas S.A.                                   8,356
Utilities - Electric - 0.5%
          27,000   Centrais Electricas Brasileiras S.A. -
                   Class B                                                 7,224
Total Preferred Stock (cost $101,431)                                    131,293
Total Investments - 96.8% (total cost $1,256,696)                      1,556,178
Cash, Receivables and Other Assets,
  net of Liabilities - 3.2%                                               51,491
Net Assets - 100%                                                     $1,607,669

                       SUMMARY OF INVESTMENTS BY COUNTRY
                               December 31, 1995

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Argentina                                  2.0%                       $   31,184
Australia                                  0.3%                            5,164
Belgium                                    2.3%                           35,124
Brazil                                     3.7%                           58,270
Finland                                    0.3%                            4,205
France                                     1.2%                           18,709
Germany                                    9.8%                          153,279
Hong Kong                                  1.2%                           19,307
India                                      1.0%                           15,150
Indonesia                                  4.2%                           64,955
Italy                                      2.8%                           43,497
Japan                                     21.6%                          335,716
Korea                                      1.8%                           27,739
Luxembourg                                 2.9%                           44,682
Mexico                                     0.2%                            2,813
Netherlands                                5.1%                           80,302
Norway                                     2.3%                           35,382
South Africa                               0.1%                            1,386
Sweden                                    17.3%                          269,620
Switzerland                               10.2%                          159,747
Turkey                                     0.2%                            2,843
United Kingdom                             5.4%                           84,033
United States++                            4.1%                           63,071

Total                                    100.0%                       $1,556,178
--------------------------------------------------------------------------------
++Includes Short-Term Securities

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

         JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 76.8%
Aerospace and Defense - 0.5%
          70,000   Mitsubishi Heavy Industries, Ltd.**          $        557,588
Auto and Truck - 2.7%
           8,350   Bajaj Auto, Ltd. (GDR)*,+                             218,102
          61,000   Honda Motor Co.**                                   1,257,549
           4,182   Volkswagen A.G.**                                   1,395,261
          12,000   Yamaha Motor Co., Ltd.**                              106,852
                                                                       2,977,764
Brewery - 0%
           2,925   Erciyas Biracilae Malt Sanayii
                   (GDR)*,+                                               27,718
Broadcasting, Radio and Television - 1.0%
           1,375   Bell Cablemedia PLC (ADR)*                             22,000
          38,362   Central European Media
                   Enterprises, Ltd.                                     786,421
           6,325   Grupo Televisa S.A. de C.V. (GDR)                     142,313
           2,200   Heritage Media Corp. - Class A*                        56,375
           3,200   NYNEX CableComms
                   Group, Inc. (ADR)*                                     55,600
           1,600   TeleWest PLC (ADR)*                                    38,600
                                                                       1,101,309
Building Materials - 0.1%
          61,500   PT Semen Cibinong                                     153,481
Chemicals - 1.6%
           1,675   Cytec Industries, Inc.*                               104,478
          35,000   Quimica Minera Chile S.A. (ADR)                     1,645,000
                                                                       1,749,478
Closed End Funds - 0%
           6,350   NIS Regional Fund*,+                                   34,925
Commercial Services - 4.1%
          18,700   AMRE, Inc.                                            273,488
           6,156   Grand Optical Photoservice**                          599,851
           8,425   Medaphis Corp.*                                       311,725
          16,196   Securitas A.B. - Class B**                            767,190
          28,760   Sysdeco Group A.S.*                                   784,355
          38,571   WM-Data A.B. - Class B**                            1,740,071
                                                                       4,476,680
Computer Software and Services - 6.5%
          32,358   ARK A.S.*                                             530,509
           2,775   Cisco Systems, Inc.*                                  207,084
             400   First Data Corp.                                       26,750
           9,425   General Motors Corp. - Class E                        490,100
          24,853   Getronics N.V.                                      1,159,910
          73,371   JBA Holdings PLC**                                    440,116
         129,339   Merkantildata A.S.                                  1,447,657
              68   NTT Data Communications
                   Systems Corp.**                                     2,283,779
          12,831   TT Tieto Oy - Class B**                               414,986
                                                                       7,000,891
Computers - 2.0%
          35,092   Frontec A.B. - Class B*,**                          1,007,920
          19,350   Sun Microsystems, Inc.*                               882,844
          13,525   Technology Solutions Co.*                             263,738
                                                                       2,154,502

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Electronics - 2.7%
          51,350   Lernout & Hauspie Speech
                   Products N.V.*                               $      1,437,800
          42,000   Omron Corp.**                                         967,480
           2,681   Samsung Electronics Co., Ltd.
                   (GDR)*,+                                              256,706
           3,100   Sony Corp.**                                          185,724
           5,000   Victor Co. of Japan, Ltd.*,**                          63,395
                                                                       2,911,105
Electronics - Semiconductors - 0.3%
           5,000   Rohm Co.**                                            282,133
Engineering and Construction - 0.5%
          10,863   Metra Oy - B**                                        448,514
          22,400   New World Infrastructure, Ltd.*,+                      42,876
                                                                         491,390
Entertainment - 0.2%
           9,108   Thorn EMI PLC**                                       214,091
Financial - Bank Commercial - 4.3%
           8,636   Bangkok Bank Co., Ltd.                                104,949
          16,000   Dai-Ichi Kangyo Bank, Ltd.**                          314,363
           3,850   First Interstate Bancorp                              525,525
          35,050   Fokus Bank A.S.*,+                                    188,969
          18,400   HSBC Holdings PLC                                     278,427
          27,000   Mitsui Trust and Banking Co., Ltd.**                  295,296
          15,765   Nordbanken A.B.*,**                                   272,632
         124,225   PT Bank Dagang Nasional Indonesia+                    101,980
          28,000   Sakura Bank, Ltd.**                                   355,014
          14,000   Sanwa Bank, Ltd.**                                    284,553
          57,275   United Carolina Bancshares, Inc.                    1,933,031
                                                                       4,654,739
Financial - Bank Money Center - 2.9%
          20,400   Chase Manhattan Corp.                               1,236,750
          10,250   Citicorp                                              689,313
         181,230   Lloyds Bank PLC**                                     929,801
          20,000   Sumitomo Trust and Banking
                   Co., Ltd.**                                           282,617
                                                                       3,138,481
Financial - Savings/Loan/Thrift - 0.1%
           6,148   Sparbanken Sverige A.B. - Class A**                    78,122
Financial Services - 0.3%
          92,500   Grupo Financiero Inbursa S.A.
                   de C.V. - Class B                                     270,996
         104,000   JCG Holdings, Ltd.                                     75,996
                                                                         346,992
Food Processing - 1.5%
           5,630   Cultor Oy - Series I**                                232,453
           7,517   Cultor Oy - Series II**                               310,363
           5,648   Huhtamaki Group - Series I**                          136,031
          11,722   Nutricia Vereenigde Bedrijven N.V.                    946,805
                                                                       1,625,652
Forest Production and Paper - 0.1%
          89,912   Rottneros A.B.**                                       94,646
Furniture and Home Appliances - 0.3%
           7,225   Industrie Natuzzi S.p.A. (ADR)                        327,834

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Holding Companies - Diversified - 3.9%
         126,475   C.G. Smith, Ltd.                             $        971,683
         180,700   Citic Pacific, Ltd.                                   618,147
         362,000   First Pacific Co.                                     402,638
          48,950   Grupo Carso S.A. de C.V. - Series A1*                 266,102
          61,641   Kinnevik A.B. - Class B**                           1,923,414
           3,700   Malbak, Ltd. (GDR)+                                    25,634
                                                                       4,207,618
Household Products - 0.3%
           7,900   Amway Japan, Ltd.**                                   333,372
Iron and Steel - 0.1%
           7,766   SSAB Svenskt Stal A.B. - Class A**                     79,413
Jewelry, Watches and Gemstones - 0.4%
          54,700   Bulgari S.p.A.*,+                                     466,716
Leisure Time - 0.5%
           1,254   Fotolabo S.A.**                                       500,078
           6,329   TABcorp Holdings, Ltd.                                 17,857
                                                                         517,935
Lodging - 1.5%
          13,650   HFS, Inc.*                                          1,115,888
          21,925   Renaissance Hotel Group N.V.*                         559,088
                                                                       1,674,976
Medical - Hospital Management Services - 0.4%
           9,675   HEALTHSOUTH Corp.*                                    281,784
          46,574   Takare PLC**                                          129,941
                                                                         411,725
Medical Supplies - 1.5%
          29,800   De Rigo S.p.A. (ADR)*                                 677,950
          18,749   Elekta Instrument A.B.**                              749,971
           2,425   Gelman Sciences, Inc.                                  61,231
           1,644   Getinge Industrier A.B. - Class B**                    74,785
           2,997   Scandinavian Mobility
                   International A.S.*,+                                  71,635
                                                                       1,635,572
Mining - 0.9%
          12,983   SGL Carbon A.G.*,**,+                               1,002,513
Miscellaneous - Manufacturing - 2.0%
          67,806   Assa-Abloy A.B. - Class B*,**                         632,186
           6,308   Barco N.V.                                            745,940
           8,188   Orkla A.S. - Class A                                  405,954
          23,325   Waters Corp.*                                         425,681
                                                                       2,209,761
Office and Business Equipment - 1.4%
          53,000   Canon, Inc.**                                         959,253
           9,242   Oce-Van Der Grinten N.V.                              561,306
                                                                       1,520,559
Oil and Gas - Domestic - 1.5%
           5,458   OMV A.G.                                              472,613
          51,575   YPF Sociedad Anonima S.A. (ADR)                     1,115,309
                                                                       1,587,922
Oil and Gas - Equipment and Services - 0.2%
           6,825   Petroleum Geo-Services A.S. (ADR)*                    170,625

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Pharmaceuticals - 9.7%
          25,367   Astra A.B. - Class A**                       $      1,010,881
           1,241   Ciba-Geigy Corp. A.G. - Class B**                   1,086,615
          20,000   Eisai Co., Ltd.**                                     350,367
           3,372   Gehe A.G.**                                         1,712,390
           3,100   Pfizer, Inc.                                          195,300
           8,325   R.P. Scherer Corp.*                                   408,966
             216   Roche Holding A.G.**                                1,708,713
           1,618   Sandoz A.G. - Class R**                             1,489,654
          17,000   Sankyo Co., Ltd.**                                    381,727
          61,725   SmithKline Beecham PLC - Class A**                    679,283
          11,025   SmithKline Beecham PLC (ADR)**                        611,888
          32,000   Takeda Chemical Industries                            526,520
          18,000   Yamanouchi Pharmaceutical
                   Co., Ltd.*,**                                         386,760
                                                                      10,549,064
Publishing and Printing - 3.0%
         166,269   Arnoldo Mondadori Editore S.p.A.                    1,440,753
          19,520   Wolters Kluwer N.V.                                 1,843,893
                                                                       3,284,646
Real Estate - 1.3%
         662,000   Henderson Investment, Ltd.                            543,676
          41,000   Mitsubishi Estate Co., Ltd.**                         511,905
          27,000   Mitsui Fudosan Co.**                                  331,882
                                                                       1,387,463
Restaurants and Food Services - 0.7%
          75,850   Wetherspoon (J.D.) PLC**                              758,310
Retail - Apparel - 0.8%
          13,300   Fila Holdings S.p.A. (ADR)                            605,150
          10,000   Gymboree Corp.*                                       206,250
                                                                         811,400
Retail - Department Stores - 3.0%
          40,800   Credit Saison Co., Ltd.**                             971,429
          33,000   Daimaru, Inc.**                                       255,516
          28,000   Hankyu Department Store**                             414,634
          59,000   Isetan Co.**                                          970,770
         351,500   PT Matahari Putra Prima                               619,434
                                                                       3,231,783
Retail - General Merchandise - 0.1%
          13,000   Pao De Acucar S.A.+                                   133,250
Retail - Grocery - 0.3%
           5,000   Ito-Yokado Co., Ltd.**                                307,782
Retail - Specialty Line - 2.2%
          18,675   General Nutrition Companies, Inc.*                    429,525
          53,222   Gresvig A.S.                                          805,453
         246,000   Pagnossin S.p.A.*                                   1,099,135
                                                                       2,334,113
Telecommunications - 2.4%
           9,424   Korea Mobile Telecommunications,
                   Inc.*,+                                               417,012
          42,725   Millicom International Cellular S.A.*               1,303,112
          33,650   Paging Network, Inc.*                                 820,219
             400   Telecom Argentina S.A. (ADR)                           19,050
           1,600   Videotron Holdings PLC (ADR)*                          20,400
                                                                       2,579,793

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications Equipment - 0.2%
           4,860   Nokia A.B. - Class K                         $        191,742
Tobacco - 1.5%
         161,000   PT Hanjaya Mandala Sampoerna                        1,677,671
Toys - 0.5%
          18,925   Mattel, Inc.                                          581,944
Transportation - Air - 1.6%
           2,421   SwissAir A.G.*,**                                   1,763,017
Utilities - Electric - 0.2%
         138,750   Consolidated Electric Power Asia, Ltd.                252,126
             900   Consolidated Electric Power Asia,
                   Ltd. (ADR)+                                            16,354
                                                                         268,480
Utilities - Telecommunications - 3.0%
         830,921   CPT Telefonica del Peru S.A. - Class B              1,784,408
              89   DDI Corp.**                                           689,121
          44,194   Telecom Italia Mobile S.p.A.*                          77,670
          27,125   Telefonica de Argentina S.A. (ADR)                    739,156
                                                                       3,290,355
Total Common Stock (cost $71,438,139)                                 83,369,041
Preferred Stock - 5.1%
Brewery - 0.3%
         844,000   Companhia Cervejaria Brahma                           347,432
Computer Software and Services - 2.2%
          15,675   SAP A.G.**                                          2,366,243
Medical Supplies - 0.5%
           5,710   Fresenius A.G.                                        540,216
Publishing and Printing - 0.1%
          17,324   News Corp., Ltd.                                       80,911
Retail - Department Stores - 0.2%
       9,881,000   Lojas Americanas S.A.                                 203,375
Retail - Specialty Line - 0.5%
          11,489   Fielmann A.G.                                         591,434
Telecommunications - 1.1%
           2,000   Telecomunicacoes Brasileiras S.A.                         103
          25,831   Telecomunicacoes Brasileiras
                   S.A. (ADR)+                                         1,223,744
                                                                       1,223,847
Utilities - Electric - 0.2%
         753,000   Centrais Electricas Brasileiras S.A. -
                   Class B                                               201,482
Total Preferred Stock (cost $4,538,204)                                5,554,940

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Agencies - 7.4%
                   Federal Farm Credit Bank
$      5,000,000   5.65%, 1/10/96                               $      4,992,938
                   Federal Home Loan Bank System
         550,000   5.40%, 1/4/96                                         549,753
                   Federal Home Loan Mortgage Corp.
         500,000   5.75%, 1/2/96                                         499,920
       1,000,000   5.64%, 1/19/96                                        997,180
       1,000,000   5.50%, 1/22/96                                        996,792
Total U.S. Government Agencies
  (amortized cost $8,036,583)                                          8,036,583
Short-Term Corporate Notes - 12.9%
                   Ford Motor Credit Corp.
       4,000,000   5.75%, 1/2/96                                       3,999,361
                   General Electric Capital Corp.
       5,000,000   5.63%, 1/2/96                                       4,999,218
                   Household Finance Corp.
       4,000,000   5.65%, 1/3/96                                       3,998,744
                   Texaco, Inc.
       1,000,000   5.68%, 1/3/96                                         999,684
Total Short-Term Corporate Notes
  (amortized cost $13,997,007)                                        13,997,007
Repurchase Agreement - 0.2%
                   State Street Bank & Trust Co., 5.00%,
         183,000   dated 12/29/95, maturing 1/2/96,
                   to be repurchased at $183,101,
                   collateralized by $185,000
                   in U.S. Treasury Notes, 5.625%,
                   due 1/31/98, value $190,686                           183,000
                   (cost $183,000)
Total Investments - 102.4% (total cost $98,192,933)                  111,140,571
Liabilities, net of Cash, Receivables
 and Other Assets - (2.4%)                                           (2,577,184)
Net Assets - 100%                                                   $108,563,387

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

                       SUMMARY OF INVESTMENTS BY COUNTRY
                               December 31, 1995

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Argentina                                 1.7%                       $ 1,873,515
Australia                                 0.1%                            98,768
Austria                                   0.4%                           472,613
Belgium                                   2.0%                         2,183,740
Brazil                                    1.9%                         2,109,387
Chile                                     1.5%                         1,645,000
Denmark                                   0.1%                            71,635
Finland                                   1.6%                         1,734,089
France                                    0.5%                           599,851
Germany                                   6.8%                         7,608,057
Hong Kong                                 2.0%                         2,230,240
India                                     0.2%                           218,102
Indonesia                                 2.3%                         2,552,566
Italy                                     4.2%                         4,695,208
Japan                                    13.2%                        14,627,381
Korea                                     0.6%                           673,718
Mexico                                    0.6%                           679,411
Netherlands                               4.1%                         4,511,914
Norway                                    3.9%                         4,333,522
Peru                                      1.6%                         1,784,408
Russia                                    0.0%                            34,925
South Africa                              0.9%                           997,317
Sweden                                    7.6%                         8,431,231
Switzerland                               5.9%                         6,548,077
Thailand                                  0.1%                           104,949
Turkey                                    0.0%                            27,718
United Kingdom                            3.5%                         3,900,030
United States++                          32.7%                        36,393,199

Total                                   100.0%                      $111,140,571
--------------------------------------------------------------------------------
++Includes Short-Term Securities



             JANUS ASPEN BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Common Stock - 48.3%
Aerospace and Defense - 1.8%
             950   Boeing Co.                                   $         74,456
             900   McDonnell Douglas Corp.                                82,800
           1,100   United Technologies Corp.                             104,363
                                                                         261,619
Broadcasting, Radio and Television - 0.5%
           2,550   Heritage Media Corp. - Class A*                        65,344
Chemicals - 1.3%
           1,375   W.R. Grace & Co.                                       81,297
           3,425   Witco Corp.                                           100,181
                                                                         181,478

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Commercial Services - 3.4%
           5,025   Primark Corp.*                               $        150,750
           7,750   Robert Half International, Inc.*                      324,531
                                                                         475,281
Computer Software and Services - 5.5%
           1,000   Computer Sciences Corp.*                               70,250
           5,555   First Data Corp.                                      371,491
           3,975   Fiserv, Inc.*                                         119,250
           3,925   General Motors Corp. - Class E                        204,100
                                                                         765,091
Electronics - 0.8%
           1,725   Pittway Corp. - Class A                               116,869

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Financial - Bank Commerical - 1.9%
             625   First Bank System, Inc.                      $         31,016
           1,000   First Interstate Bancorp                              136,500
           1,725   Star Banc Corp.                                       102,638
                                                                         270,154
Financial - Bank Money Center - 6.2%
           6,525   Bank of New York Co., Inc.                            318,094
           7,421   Barclays PLC                                           85,004
           4,500   Citicorp                                              302,625
           4,225   First Chicago NBD Corp.                               166,887
                                                                         872,610
Financial - Savings/Loan/Thrift - 1.6%
             200   First Savings Bank of Washington
                   Bancorp, Inc.                                           2,625
           3,950   HFNC Financial Corp.*                                  51,844
          11,950   Klamath First Bancorp, Inc.*                          164,312
                                                                         218,781
Financial Services - 3.2%
           2,300   Federal National Mortgage Association                 285,487
           3,700   Imperial Credit Mortgage
                   Holdings, Inc.*                                        49,025
           5,775   Investors Financial Services Corp.*                   119,831
                                                                         454,343
Food Processing - 2.4%
           2,400   General Mills, Inc.                                   138,600
           2,475   Kellogg Co.                                           191,194
                                                                         329,794
Household Products - 0.3%
             850   First Brands Corp.                                     40,481
Insurance - Life - 1.7%
           3,300   Reinsurance Group of America                          120,863
           2,100   UNUM Corp.                                            115,500
                                                                         236,363
Insurance - Multiline - 4.9%
           3,200   Allmerica Financial Corp.*                             86,400
           3,000   ITT Hartford Group, Inc.*                             145,125
           3,950   Meadowbrook Insurance Group                           132,325
          14,025   Prudential Reinsurance Holdings, Inc.                 327,834
                                                                         691,684
Insurance - Property and Casualty - 1.7%
           5,050   PartnerRe, Ltd.                                       138,875
           4,500   Risk Capital Holdings, Inc.*                          105,188
                                                                         244,063
Leisure Time - 1.0%
           5,150   Callaway Golf Co.                                     116,519
             725   Coleman Co., Inc.*                                     25,466
                                                                         141,985
Machine - Diversified - 1.0%
           2,625   AGCO Corp.                                            133,875
Medical Supplies - 0.2%
             525   Luxottica Group S.p.A. (ADR)                           30,713

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Mining - 1.3%
           2,820   Freeport McMoRan, Inc.                       $        104,340
           2,150   Minerals Technologies, Inc.                            78,475
                                                                         182,815
Miscellaneous - Distribution and Wholesale - 1.5%
           3,750   Cardinal Health, Inc.                                 205,312
Packaging and Containers - 0.8%
           4,200   Sealed Air Corp.*                                     118,125
Personal Credit - 0.9%
           1,975   Travelers Group, Inc.                                 124,178
Pharmaceuticals - 2.4%
              13   Roche Holding A.G.**                                  102,839
           4,325   SmithKline Beecham PLC (ADR) -
                   Class A**                                             240,038
                                                                         342,877
Publishing - Newspaper - 0.5%
           1,200   Reuters Holdings PLC (ADS)**                           66,150
Publishing and Printing - 0.3%
             489   Wolters Kluwer N.V.                                    46,192
Telecommunications - 1.2%
             725   MFS Communications Co., Inc.*                          38,606
           5,325   Paging Network, Inc.*                                 129,797
                                                                         168,403
Total Common Stock (cost $6,042,095)                                   6,784,580
Preferred Stock - 3.2%
Computer Software and Services - 2.7%
           2,524   SAP A.G.**                                            381,014
Financial - Bank Money Center - 0.5%
           3,000   Citicorp, 6.804% Adjustable Rate
                   Convertible - Series 18                                64,125
Total Preferred Stock (cost $390,170)                                    445,139
Corporate and Convertible Bonds - 18.2%
Aerospace and Defense - 1.5%
$        100,000   McDonnell Douglas Corp., 8.625%
                   senior notes, due 4/1/97                              103,500
         100,000   Rockwell International Corp., 7.625%
                   notes, due 2/17/98                                    103,875
                                                                         207,375
Auto and Truck - 1.5%
         195,000   General Motors Corp., 7.40%
                   debentures, due 9/1/25                                208,162
Beverages - 2.2%
         300,000   PepsiCo, Inc., 5.875%
                   notes, due 6/1/00                                     301,500
Business Credit - 0.7%
         100,000   Heller Financial Corp., 7.75%
                   notes, due 5/15/97                                    102,750
Captive Finance - Auto - 0.6%
          85,000   Ford Motor Credit Co., 7.875%
                   debentures, due 1/15/97                                87,019

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
Captive Finance - Utility - 0.6%
$         80,000   General Electric Capital Corp., 8.00%
                   notes, due 1/15/98                           $         83,700
Financial - Security Broker - 0.7%
         100,000   Merrill Lynch and Co., Inc., 6.375%
                   notes, due 3/30/99                                    101,625
Insurance - Life - 0.7%
         100,000   American General Finance Corp.,
                   7.25%, senior notes, due 3/1/98                       103,125
Leisure Time - 0.7%
         330,000   Coleman Worldwide Corp.,
                   zero coupon convertible liquid yield
                   option notes, due 5/27/13                              98,587
Personal Credit - 0.7%
         100,000   Household Finance Co., 6.25%
                   notes, due 10/15/97                                   101,000
Publishing - Newpaper - 3.6%
         500,000   Dow Jones & Co., 5.75%
                   notes, due 12/1/00                                    501,250
Restaurant and Food Services - 1.8%
         250,000   Wendy's International, 7.00%
                   debentures, due 12/15/25                              252,812
Retail - 2.2%
         300,000   J.C. Penney & Co., 6.375%
                   notes, due 9/15/00                                    306,375
Utilities - Gas - 0.7%
         100,000   Consolidated Natural Gas, 5.875%
                   debentures, due 10/1/98                               100,625
Total Corporate and Convertible Bonds
     (cost $2,500,787)                                                 2,555,905

Shares or
Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Agencies - 8.9%
$        350,000   Federal Home Loan Bank System
                   5.40%, 1/4/96                                $        349,843
         900,000   Federal Home Loan Mortgage Corp.
                   5.75%, 1/2/96                                         899,856
Total U.S. Government Agencies
 (amortized cost $1,249,699)                                           1,249,699
U.S. Government Obligations - 21.7%
                   U.S. Treasury Notes and Bonds:
       1,050,000   5.50%, due 11/15/98                                 1,057,108
         450,000   5.625%, due 11/30/00                                  454,194
         500,000   5.875%, due 11/15/05                                  511,110
         900,000   6.875%, due 8/15/25                                 1,014,633
Total U.S. Government Obligations (cost $2,997,375)                    3,037,045
Foreign Bonds - 2.2%
CAD      370,000   Canadian Government Obligation,
                   8.75% debentures, due 12/1/05                         303,047
                   (cost $298,671)
Repurchase Agreement - 0.8%
                   State Street Bank & Trust Co., 5.00%,
$        112,000   dated 12/29/95, maturing 1/2/96,
                   to be repurchased at $112,062,
                   collateralized by $115,000 in
                   U.S. Treasury Notes, 5.625%,
                   due 1/31/98, value $118,535
                   (cost $112,000)                                       112,000
Total Investments - 103.3% (total cost $13,590,797)                   14,487,415
Liabilities, net of Cash, Receivables
  and Other Assets - (3.3%)                                            (466,055)
Net Assets - 100%                                                    $14,021,360



         JANUS ASPEN FLEXIBLE INCOME PORTFOLIO SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
----------------                                                    ------------
Corporate Bonds - 75.1%
Aerospace and Defense - 2.1%
$        100,000   Alliant Techsystems, Inc., 11.75%
                   senior subordinated notes,
                   due 3/1/03                                   $        109,875
         110,000   International Lease Finance Corp.,
                   7.00% notes, due 5/15/00                              114,125
                                                                         224,000
Auto and Truck - 3.4%
         300,000   General Motors Corp., 7.40%
                   debentures, due 9/1/25                                320,250
          50,000   Hertz Corp., 6.625% junior
                   subordinated notes, due 7/15/00                        51,125
                                                                         371,375

Principal Amount                                                    Market Value
----------------                                                    ------------
Auto Parts - Original - 0.9%
$        100,000   Harvard Industries, Inc., 11.125%
                   senior notes, due 8/1/05                     $        101,250
Beverages - 1.9%
         200,000   Coca-Cola Enterprises, Inc., 6.75%
                   debentures, due 9/15/23                               203,250
Broadcasting, Radio and Television - 2.6%
          65,000   CF Cable TV, Inc., 11.625%
                   senior notes, due 2/15/05                              71,337
          50,000   Marcus Cable Co. L.P., 11.875%
                   debentures, due 10/1/05                                53,812
         150,000   Pegasus Media & Communications,
                   Inc., 12.50% notes, due 7/1/05                        153,188
                                                                         278,337

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Principal Amount                                                    Market Value
----------------                                                    ------------
Building Materials - 3.9%
                     USG Corp.:
$        205,000   9.25% senior notes, due 9/15/01              $        218,325
         200,000   8.50% senior notes, due 8/1/05                        206,500
                                                                         424,825
Captive Finance - Auto - 5.7%
         300,000   Ford Motor Credit Corp., 6.75%
                   notes, due 5/15/05                                    309,375
         300,000   General Motors Acceptance Corp.,
                   6.625% notes, 10/15/05                                307,125
                                                                         616,500
Commercial Services - 1.0%
         100,000   Primeco, Inc., 12.75% senior
                   subordinated notes, due 3/1/05                        104,250
Electronics - 1.4%
         150,000   Selmer Co., Inc., 11.00% senior
                   subordinated notes, due 5/15/05                       148,500
Entertainment - 10.7%
         250,000   Act III Broadcasting, Inc., 10.25% senior
                   subordinated notes, due 12/15/05                      255,000
         150,000   GNF Corp., 10.625%
                   first mortgage bonds, due 4/1/03                      140,625
         250,000   Premier Parks, Inc., 12.00%
                   senior notes, due 8/15/03                             258,125
         254,000   Time Warner, Inc., 7.25%
                   debentures, due 9/1/08                                256,223
         250,000   United Artist Theatre Circuit, Inc.,
                   9.30% pass through certificates,
                   due 7/1/15+                                           250,625
                                                                       1,160,598
Financial - Bank Commercial - 8.0%
         500,000   Bank of Boston Co., 6.625%
                   subordinated notes, due 12/1/05                       509,375
         100,000   First Union Corp., 7.05%
                   subordinated notes, due 8/1/05                        105,250
         250,000   Union Planters Corp., 6.75%
                   subordinated notes, due 11/1/05                       253,750
                                                                         868,375
Financial - Bank Money Center - 7.0%
         250,000   BankAmerica Corp., 6.75%
                   subordinated notes, due 9/15/05                       257,813
         500,000   Chemical Banking Corp., 6.50%
                   subordinated debentures, 1/15/09                      502,500
                                                                         760,313
Financial - Savings/Loan/Thrift - 1.9%
         200,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                              208,750
Food Processing - 3.8%
         200,000   Borden, Inc., 7.875%
                   debentures, due 2/15/23                               194,250
         200,000   Ralston Purina Co., 7.875%
                   debentures, 6/15/25                                   218,750
                                                                         413,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Food Wholesale - 0.5%
$         50,000   Dominick's Finer Foods, Inc., 10.875%
                   senior subordinated notes,
                   due 5/1/05                                   $         53,000
Forest Products and Paper - 0.9%
         100,000   Repap New Brunswick, Inc., 9.875%
                   senior notes, due 7/15/00                             100,500
Insurance - Life - 0.7%
          75,000   Delphi Financial Group, Inc. 8.00%
                   senior notes, due 10/1/03                              74,531
Medical - Hospital Management Services - 3.0%
                   Tenet Healthcare Corp.:
         200,000   8.625% senior notes, due 12/1/03                      209,750
         100,000   10.125% senior subordinated
                   notes, due 3/1/05                                     110,750
                                                                         320,500
Oil and Gas - Domestic - 1.6%
                   Texas Eastern Transmission Corp.:
          75,000   10.125% sinking fund debentures,
                   due 9/1/11                                             79,688
          90,000   10.00% sinking fund debentures,
                   due 10/1/11                                            95,512
                                                                         175,200
Oil and Gas - International - 1.3%
          35,000   Tesoro Petroleum, 12.75%
                   subordinated debentures,
                   due 3/15/01                                            35,831
         100,000   Texaco Capital, Inc., 7.50%
                   debentures, due 3/1/43                                109,375
                                                                         145,206
Packaging and Containers - 0.8%
          85,000   Stone Container Corp., 11.50% senior
                   subordinated notes, due 9/1/99                         84,894
Publishing and Printing - 1.7%
                   News America Holdings, Inc.:
         100,000   7.75% senior debentures,
                   due 1/20/24                                           103,125
          75,000   7.70% unsecured senior
                   debentures, due 10/30/25                               76,875
                                                                         180,000
Retail - Grocery - 4.2%
         200,000   Carr-Gottstein Foods Co., 12.00%
                   senior subordinated notes,
                   due 11/15/05+                                         202,000
         255,000   Ralph's Grocery Co., 11.00% senior
                   subordinated notes, due 6/15/05                       252,450
                                                                         454,450
Retail - Special Line - 0.6%
          64,000   Pier 1 Imports, Inc., 11.50%
                   subordinated debentures,
                   due 7/15/03                                            64,800

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

Principal Amount                                                    Market Value
----------------                                                    ------------
Telecommunications - 3.4%
$        100,000   CAI Wireless Systems, Inc., 12.25%
                   senior notes, due 9/15/02                    $        106,750
         100,000   MobileMedia Corp., 9.375% senior
                   subordinated notes, due 11/1/07                       103,250
         150,000   TCI Communications, Inc., 8.00%
                   senior notes, due 8/1/05                              160,312
                                                                         370,312
Transportation-Air - 2.1%
         200,000   Delta Air Lines, Inc., 9.00%
                   debentures, due 5/15/16                               229,250
Total Corporate Bonds (cost $7,850,592)                                8,135,966
U.S. Government Agencies - 6.9%
         150,000   Federal Home Loan Bank System
                   5.40%, 1/4/96                                         149,933
         600,000   Federal Home Loan Mortgage Corp.
                   5.75%, 1/2/96                                         599,904
Total U.S. Government Agencies
 (amortized cost $749,837)                                               749,837

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Obligations - 11.7%
                   U. S. Treasury Notes and Bonds:
$        450,000   6.50%, due 8/15/05                           $        479,479
         700,000   6.875%, due 8/15/25                                   789,159
Total U.S. Government Obligations (cost $1,197,361)                    1,268,638
Foreign Bonds - 4.7%
DEM      450,000   Baden Wurt LKB, 6.50% bank
                   guaranteed notes, due 9/15/08**                       311,165
DEM      300,000   Deutschland Republic, 6.25%
                   notes, due 1/4/24**                                   194,400
Total Foreign Bonds (cost $496,733)                                      505,565
Repurchase Agreement - 1.3%
                   State Street Bank & Trust Co., 5.00%,
$        143,000   dated 12/29/95, maturing 1/2/96,
                   to be repurchased at $143,079,
                   collateralized by $145,000 in U.S.
                   Treasury Notes, 5.625%, due 1/31/98,
                   value $149,457 (cost $143,000)                        143,000
Total Investments - 99.7% (total cost $10,437,523)                    10,803,006
Cash, Receivables and Other Assets,
 net of Liabilities - 0.3%                                                27,659
Net Assets - 100%                                                    $10,830,666


         JANUS ASPEN SHORT-TERM BOND PORTFOLIO SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
----------------                                                    ------------
Corporate Bonds - 54.9%
Aerospace and Defense - 11.0%
                   International Lease Finance Corp.:
$         50,000   6.50% notes, due 7/15/97                     $         50,688
         150,000   5.75% notes, due 12/15/99                             149,625
         150,000   Lockheed Martin Corp., 5.875%
                   notes, due 3/15/98                                    150,187
                                                                         350,500
Captive Finance - Auto - 4.7%
         150,000   Associates Corp., 5.75%
                   notes, due 11/15/98                                   150,375
Computers - 4.8%
         150,000   IBM Corp., 6.375%
                   notes, due 11/1/97                                    151,875
Financial - Bank Commercial - 17.3%
         125,000   BankAmerica Corp., 6.00%
                   notes, due 7/15/97                                    125,938
                   NationsBank Corp.:
          50,000   6.625%, notes, due 1/15/98                             51,000
         100,000   5.375% senior notes, due 4/15/00                       98,125
         125,000   Norwest Financial, Inc., 5.50%
                   senior notes, due 4/15/98                             125,000
         150,000   Provident Bank, 6.125%
                   senior notes, due 12/15/00                            150,187
                                                                         550,250
Financial - Security Broker - 3.9%
         125,000   Dean Witter Discover & Co., 6.00%
                   global notes, due 3/1/98                              125,781

Principal Amount                                                    Market Value
----------------                                                    ------------
Financial Services - 1.6%
$         50,000   Transamerica Financial Corp., 6.750%
                   subordinated notes, due 1/15/98              $         50,938
Furniture and Home Appliances - 1.4%
          42,000   Cort Furniture Rental Corp., 12.00%
                   senior notes, due 9/1/00                               44,888
Personal Credit - 4.7%
         150,000   Travelers Group, Inc., 5.75%
                   notes, due 4/15/98                                    150,187
Retail - Department Stores - 3.9%
         125,000   Wal-Mart Stores, Inc., 5.50%
                   notes, due 9/15/97                                    124,844
Utilities - Electric - 1.6%
          50,000   Ohio Power Co., 6.75%
                   first mortgage bonds, due 3/1/98                       50,250
Total Corporate Bonds (cost $1,732,083)                                1,749,888
U.S. Government Obligations - 46.5%
                   U.S. Treasury Notes
       1,480,000   5.25%, due 7/31/98
                   (cost $1,474,850)                                   1,480,636
Total Investments - 101.4% (total cost $3,206,933)                     3,230,524
Liabilities, net of Cash, Receivables
 and Other Assets - (1.4%)                                              (43,490)
Net Assets - 100%                                                     $3,187,034

See Notes to Schedules of Investments


               Janus Aspen Series December 31, 1995 Annual Report

           JANUS ASPEN MONEY MARKET PORTFOLIO SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
----------------                                                    ------------
Short-Term Corporate Notes - 18.5%
                   Ford Motor Credit Corp.
$         80,000   5.75%, 1/2/96                                $         79,987
                   General Electric Capital Corp.
          80,000   5.68%, 1/3/96                                          79,975
                   Household Finance Corp.
          80,000   5.70%, 1/2/96                                          79,987
                   Texaco, Inc.
          80,000   6.68%, 1/3/96                                          79,975
Total Short-Term Corporate Notes
 (amortized cost $319,924)                                               319,924
U.S. Government Agencies - 78.4%
                   Federal Farm Credit Bank Note
         255,000   5.45%, 1/5/96                                         254,846
                   Federal Home Loan Mortgage Corp.
         935,000   5.50%, 1/2/96                                         934,857
                   Federal National Mortgage Association
         170,000   5.51%, 1/19/96                                        169,532
Total U.S. Government Agencies
  (amortized cost $1,359,235)                                          1,359,235

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Obligation - 3.7%
                   U.S. Treasury Bill
$         65,000   4.35%, 1/18/96
                   (amortized cost $64,866)                     $         64,866
Total Investments - 100.6% (total cost $1,744,025)                     1,744,025
Liabilities, net of Cash, Receivables
  and Other Assets - (0.6%)                                              (9,411)
Net Assets - 100%                                                     $1,734,614


See Notes to Schedules of Investments



                       NOTES TO SCHEDULES OF INVESTMENTS

(ADR) - American Depository Receipt
(ADS) - American Depository Shares
(CAD) - Canadian Dollars
(DEM) - German Deutschemarks
(GDR) - Global Depository Receipt
(GDS) - Global Depository Shares
Adjustable Rate Preferred Stock dividend rates are as of 12/31/95
*    Non-income producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or foreign currency contracts.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.



See Notes to Financial Statements


               Janus Aspen Series December 31, 1995 Annual Report

                       FORWARD FOREIGN CURRENCY CONTRACTS

Open at December 31, 1995

                                                                                      Currency        Currency           Unrealized
Portfolio                                         Currency Sold and Settlement Date  Units Sold    Value in $ U.S.       Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                      British Pound 3/14/96                 750,000       $ 1,160,325       $   (11,213)
                                                  Dutch Guilder 6/13/96               1,000,000           628,022            (4,756)
                                                  German Deutschemark 6/13/96         3,975,000         2,787,518           (16,227)
                                                  Japanese Yen 1/11/96                9,000,000            87,084             3,696
                                                  Japanese Yen 2/8/96                15,500,000           149,985             5,079
                                                  Japanese Yen 3/14/96              154,000,000         1,490,251            83,045
                                                  Swedish Krona 2/8/96                4,565,000           684,921            (3,028)
                                                                                                      $ 6,988,106       $    56,596
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Aggressive                            British Pound 1/11/96                 396,000       $   613,602       $    11,643
Growth Portfolio                                  British Pound 1/24/96               1,512,175         2,342,359            74,399
                                                  British Pound 2/8/96                  122,000           188,905             5,380
                                                  Swedish Krona 2/8/96                5,577,000           836,759           (80,648)
                                                                                                      $ 3,981,625       $    10,774
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen International                         British Pound 1/25/96                  30,500       $    47,241       $       971
Growth Portfolio                                  Finnish Markka 1/25/96                 10,000             2,297                29
                                                  French Franc 3/14/96                   87,000            17,759              (521)
                                                  German Deutschemark 1/25/96           123,000            85,684             1,864
                                                  Japanese Yen 1/25/96                1,151,000            11,137             1,225
                                                  Japanese Yen 2/8/96                16,900,000           163,532            17,303
                                                  Japanese Yen 3/14/96                9,300,000            89,996             3,742
                                                  Swedish Krona 1/25/96                 464,000            69,693            (7,041)
                                                  Swedish Krona 2/8/96                  442,000            66,317              (293)
                                                  Swedish Krona 2/22/96                 585,000            87,684               944
                                                  Swiss Franc 5/9/96                     36,000            31,640               688
                                                                                                      $   672,980       $    18,911
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Worldwide                             British Pound 1/25/96                 596,000       $   923,144       $    18,977
Growth Portfolio                                  Finnish Markka 1/25/96              1,700,000           390,437             4,912
                                                  Finnish Markka 5/9/96               1,768,000           407,505            10,709
                                                  French Franc 3/14/96                2,550,000           520,514           (12,897)
                                                  German Deutschemark 1/25/96         5,136,000         3,577,847           110,296
                                                  Japanese Yen 1/25/96               46,783,000           452,687            51,372
                                                  Japanese Yen 2/8/96               330,500,000         3,198,069           347,720
                                                  Japanese Yen 2/22/96              127,500,000         1,233,773            36,463
                                                  Japanese Yen 3/14/96              515,000,000         4,983,631           180,751
                                                  Swedish Krona 1/25/96              23,662,000         3,554,026          (164,054)
                                                  Swedish Krona 2/8/96               13,735,000         2,060,765            (9,112)
                                                  Swiss Franc 5/9/96                  1,020,000           896,467            19,482
                                                                                                      $22,198,865          $594,619
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Balanced Portfolio                    British Pound 3/14/96                  58,000       $    89,732       ($      867)
                                                  German Deutschemark 2/22/96            50,000            34,858               610
                                                  German Deutschemark 4/25/96           245,000           171,257             1,642
                                                  German Deutschemark 6/13/96           195,000           136,746              (796)
                                                                                                      $   432,593        $      589
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Flexible Income Portfolio             German Deutschemark 1/17/96           685,448       $   477,265       $     7,566
------------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements


               Janus Aspen Series December 31, 1995 Annual Report

                      STATEMENTS OF ASSETS AND LIABILITIES

                                   Janus     Janus Aspen    Janus Aspen  Janus Aspen     Janus   Janus Aspen Janus Aspen   Janus
As of December 31, 1995            Aspen      Aggressive   International   Worldwide     Aspen     Flexible  Short-Term    Aspen
(all number in thousands except    Growth       Growth         Growth       Growth      Balanced    Income      Bond    Money Market
net asset value per share)        Portfolio    Portfolio      Portfolio    Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                $111,586     $156,325       $  1,257     $ 98,193     $ 13,591   $ 10,438   $  3,207   $  1,744
Investments at value               $125,930     $185,339       $  1,556     $111,141     $ 14,487   $ 10,803   $  3,231   $  1,744
Cash                                      1           15             48            1            1          1         30          5
Receivables:
  Investments sold                    1,695          835             20          405          130       --          147       --
  Fund shares sold                      617          904              4          816          220        108          5       --
  Interest                             --           --             --           --             83        223         58       --
  Dividends                              76           20              4           52            4       --         --         --
  From adviser                         --           --             --           --           --         --         --            1
  Foreign currency contracts             57           11             19          595            1          8       --         --
    Total Assets                    128,376      187,124          1,651      113,010       14,926     11,143      3,471      1,750
Liabilities:
Payables:
  Investments purchased                 725          542             30        3,776          824       --          101       --
  Fund shares repurchased               627          505           --            581           62        294        171         11
  Advisory fee                           67          111              2           58            9          7          2       --
Accrued expenses                         46           55             11           32           10         11         10          4
    Total Liabilities                 1,465        1,213             43        4,447          905        312        284         15
Net Assets                         $126,911     $185,911       $  1,608     $108,563     $ 14,021   $ 10,831   $  3,187   $  1,735
  Shares Outstanding,
  $.001 Par Value (unlimited
  shares authorized)                  9,436       10,885            135        7,090        1,076        975        318      1,735
Net Asset Value Per Share          $  13.45     $  17.08       $  11.95     $  15.31     $  13.03   $  11.11   $  10.03   $   1.00
------------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements


               Janus Aspen Series December 31, 1995 Annual Report

                            STATEMENTS OF OPERATIONS

                                    Janus     Janus Aspen    Janus Aspen  Janus Aspen     Janus   Janus Aspen Janus Aspen   Janus
For the year or period              Aspen      Aggressive   International   Worldwide     Aspen     Flexible  Short-Term    Aspen
ended December 31, 1995             Growth       Growth         Growth       Growth      Balanced    Income      Bond   Money Market
(all numbers in thousands)         Portfolio    Portfolio      Portfolio    Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
                                                                                                                             (1)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                          $    813    $    681    $     10      $    530    $    167    $    469    $    182    $     60
  Dividends                              747         869          24           617          46           1        --          --
  Foreign Tax Withheld                   (16)        (23)         (3)          (66)       --          --          --          --
Total Investment Income                1,544       1,527          31         1,081         213         470         182          60
Expenses:
  Advisory fees                          505         810          15           403          47          36          18           3
  Transfer agent expenses                  5           5           2             3           3           2           2        --
  Registration fees                       20          39        --               9           1           3        --             1
  System fees                             10          10           3             6           4           4           3           1
  Custodian fees                          42          48          32            94          16           7           4           3
  Insurance expenses                       2           2           1             2        --          --             1        --
  Audit fees                              16          10           7            13           7           6           8           3
  Other expenses                           6           5           1             3           1           2           1        --
Total Expenses                           606         929          61           533          79          60          37          11
Less: Expense offset                     (19)        (24)         (3)          (16)         (4)         (4)         (1)       --
Net expenses                             587         905          58           517          75          56          36          11
Less: Excess expense
  reimbursement                         --          --           (13)         --          --          --           (18)         (6)
Net expenses after
  reimbursement                          587         905          45           517          75          56          18           5
Net investment income/(loss)             957         622         (14)          564         138         414         164          55
Net Realized and Unrealized
  Gain/(Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions            5,785       4,092         112         2,019         333)        360          67        --
  Net realized gain/(loss)
    from foreign currency               (330)       (453)         10          (307)        (10)       --          --          --
  Net realized gain
    from futures contracts              --          --          --            --          --          --           (31)       --
  Change in net unrealized
    appreciation or
    (depreciation) of
    investments                       13,625      26,665         303        13,136         903         407          54        --
Net gain/(loss)
  on investments                      19,080      30,304         425        14,848       1,226         767          90        --
Net increase/(decrease)
  in net assets resulting
  from operations                   $ 20,037    $ 30,926    $    411      $ 15,412    $  1,364    $  1,181    $    254    $     55
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1995 (inception) to December 31, 1995



See Notes to Financial Statements


               Janus Aspen Series December 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the years or periods ended                                            Janus Aspen              Janus Aspen
December 31, 1995 and December 31, 1994                                     Growth                  Aggressive
(all numbers in thousands)                                                 Portfolio             Growth Portfolio
                                                                       1995         1994         1995         1994
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                      $     957    $     383    $     622    $     308
Net realized gain/(loss) from investment transactions                 5,455         (749)       3,639          723
Change in unrealized net appreciation or (depreciation)
  of investments                                                     13,625          702       26,665        2,195
Net increase/(decrease) in net assets resulting from operations      20,037          336       30,926        3,226
Dividends and Distributions:
Net investment income                                                (2,611)        (135)      (2,143)        (301)
Net realized gain from investment transactions                         --           --             (7)        --
Net decrease in net assets from dividends and distributions          (2,611)        (135)      (2,150)        (301)
Capital Share Transactions:
Shares sold                                                          70,676       38,467      132,658       39,919
Reinvested dividends and distributions                                2,611          135        2,150          301
Shares repurchased                                                   (7,351)      (2,736)     (18,962)      (3,841)
Net increase/(decrease) in net assets from
  capital share transactions                                         65,936       35,866      115,846       36,379
Net increase/(decrease) in net assets                                83,362       36,067      144,622       39,304
Net Assets:
Beginning of period                                                  43,549        7,482       41,289        1,985
End of Period                                                     $ 126,911    $  43,549    $ 185,911    $  41,289
Net Assets consist of:
Capital (par value and paid-in surplus)*                          $ 109,269    $  43,334    $ 154,058    $  38,213
Undistributed net investment income/(distribution in excess)*          --             87         --             24
Undistributed net realized gain/(loss) from investments*              3,241         (648)       2,829          693
Unrealized appreciation/(depreciation) of investments                14,401          776       29,024        2,359
                                                                  $ 126,911    $  43,549    $ 185,911    $  41,289
Transactions in Fund Shares:
Shares sold                                                           5,726        3,640        8,985        3,151
Reinvested distributions                                                198           13          139           22
Total                                                                 5,924        3,653        9,124        3,173
Shares repurchased                                                     (608)        (258)      (1,270)        (310)
Net increase/(decrease)                                               5,316        3,395        7,854        2,863
Shares outstanding beginning of period                                4,120          725        3,031          168
Shares outstanding end of period                                      9,436        4,120       10,885        3,031
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                           $ 178,852    $  48,240    $ 270,419    $  48,309
Proceeds from Sales of Securities                                   119,370       30,973      149,381       29,078
Purchases of Long-Term U.S. Government Obligations                     --           --           --           --
Proceeds from Sales of Long-Term U.S. Government Obligations           --           --           --           --
------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

For the years or periods ended                                               Janus Aspen
December 31, 1995 and December 31, 1994                                     International
(all numbers in thousands)                                                 Growth Portfolio
                                                                         1995         1994(1)
--------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                        $     (14)   $     (12)
Net realized gain/(loss) from investment transactions                     122          (41)
Change in unrealized net appreciation or (depreciation)
  of investments                                                          303           15
Net increase/(decrease) in net assets resulting from operations           411          (38)
Dividends and Distributions:
Net investment income                                                      (3)        --
Net realized gain from investment transactions                           --           --
Net decrease in net assets from dividends and distributions                (3)        --
Capital Share Transactions:
Shares sold                                                             3,857        1,936
Reinvested dividends and distributions                                      3         --
Shares repurchased                                                     (4,013)        (545)
Net increase/(decrease) in net assets from
  capital share transactions                                             (153)       1,391
Net increase/(decrease) in net assets                                     255        1,353
Net Assets:
Beginning of period                                                     1,353         --
End of Period                                                       $   1,608    $   1,353
Net Assets consist of:
Capital (par value and paid-in surplus)*                            $   1,219    $   1,372
Undistributed net investment income/(distribution in excess)*               9         --
Undistributed net realized gain/(loss) from investments*                   62          (34)
Unrealized appreciation/(depreciation) of investments                     318           15
                                                                    $   1,608    $   1,353
Transactions in Fund Shares:
Shares sold                                                               360          196
Reinvested distributions                                                 --           --
Total                                                                     360          196
Shares repurchased                                                       (364)         (57)
Net increase/(decrease)                                                    (4)         139
Shares outstanding beginning of period                                    139         --
Shares outstanding end of period                                          135          139
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                             $   3,144    $   2,910
Proceeds from Sales of Securities                                       3,166        2,002
Purchases of Long-Term U.S. Government Obligations                       --           --
Proceeds from Sales of Long-Term U.S. Government Obligations             --           --
--------------------------------------------------------------------------------------------

(1) Period May 2, 1994 (inception)to December 31, 1994
(2) Period May 1, 1995 (inception) to December 31, 1995
*See Note 3 in Notes to Financial Statements



See Notes to Financial Statements


               Janus Aspen Series December 31, 1995 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the years or periods ended                                             Janus Aspen                Janus Aspen
December 31, 1995 and December 31, 1994                                     Worldwide                  Balanced
(all numbers in thousands)                                               Growth Portfolio              Portfolio
                                                                        1995         1994         1995         1994
--------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                       $     564    $     114    $     138    $      44
Net realized gain/(loss) from investment transactions                  1,712         (188)         323          (53)
Change in unrealized net appreciation or (depreciation)
  of investments                                                      13,136          (16)         903          (36)
Net increase/(decrease) in net assets resulting from operations       15,412          (90)       1,364          (45)
Dividends and Distributions:
Net investment income                                                   (388)          (4)        (150)         (28)
Net realized gain from investment transactions                            (8)        --           --           --
Net decrease in net assets from dividends and distributions             (396)          (4)        (150)         (28)
Capital Share Transactions:
Shares sold                                                           62,833       37,343       11,288        3,541
Reinvested dividends and distributions                                   396            4          150           28
Shares repurchased                                                    (7,410)      (4,381)      (1,784)        (880)
Net increase/(decrease) in net assets from
  capital share transactions                                          55,819       32,966        9,654        2,689
Net increase/(decrease) in net assets                                 70,835       32,872       10,868        2,616
Net Assets:
Beginning of period                                                   37,728        4,856        3,153          537
End of Period                                                      $ 108,563    $  37,728    $  14,021    $   3,153
Net Assets consist of:
Capital (par value and paid-in surplus)*                           $  93,238    $  37,419    $  12,847    $   3,194
Undistributed net investment income/(distribution in excess)*            445           37         --             14
Undistributed net realized gain/(loss) from investments*               1,341         (131)         277          (48)
Unrealized appreciation/(depreciation) of investments                 13,539          403          897           (7)
                                                                   $ 108,563    $  37,728    $  14,021    $   3,153
Transactions in Fund Shares:
Shares sold                                                            4,494        3,078          916          325
Reinvested distributions                                                  26            1           12            3
Total                                                                  4,520        3,079          928          328
Shares repurchased                                                      (555)        (362)        (148)         (82)
Net increase/(decrease)                                                3,965        2,717          780          246
Shares outstanding beginning of period                                 3,125          408          296           50
Shares outstanding end of period                                       7,090        3,125        1,076          296
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                            $ 108,274    $  56,559    $  13,600    $   3,034
Proceeds from Sales of Securities                                     56,240       38,192        6,223        1,978
Purchases of Long-Term U.S. Government Obligations                      --           --          4,520          396
Proceeds from Sales of Long-Term U.S. Government Obligations            --           --          1,551          381
--------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

For the years or periods ended                                             Janus Aspen               Janus Aspen        Janus Aspen
December 31, 1995 and December 31, 1994                                      Flexible                 Short-Term        Money Market
(all numbers in thousands)                                                Income Portfolio          Bond Portfolio       Portfolio
                                                                         1995         1994       1995         1994         1995(2)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                                          $   414    $      90    $   164    $      89    $      55
Net realized gain/(loss) from investment transactions                     360          (87)        36          (33)        --
Change in unrealized net appreciation or (depreciation)
  of investments                                                          407          (30)        54          (26)        --
Net increase/(decrease) in net assets resulting from operations         1,181          (27)       254           30           55
Dividends and Distributions:
Net investment income                                                    (439)         (75)      (162)         (73)         (55)
Net realized gain from investment transactions                           --           --         --           --           --
Net decrease in net assets from dividends and distributions              (439)         (75)      (162)         (73)         (55)
Capital Share Transactions:
Shares sold                                                            11,580        3,216      7,515        4,809       12,036
Reinvested dividends and distributions                                    439           75        162           73           55
Shares repurchased                                                     (3,854)      (1,803)    (7,484)      (2,439)     (10,356)
Net increase/(decrease) in net assets from
  capital share transactions                                            8,165        1,488        193        2,443        1,735
Net increase/(decrease) in net assets                                   8,907        1,386        285        2,400        1,735
Net Assets:
Beginning of period                                                     1,924          538      2,902          502         --
End of Period                                                         $10,831    $   1,924    $ 3,187    $   2,902    $   1,735
Net Assets consist of:
Capital (par value and paid-in surplus)*                              $10,193    $   2,027    $ 3,142    $   2,949    $   1,735
Undistributed net investment income/(distribution in excess)*            --             15         16           14         --
Undistributed net realized gain/(loss) from investments*                  265          (84)         5          (31)        --
Unrealized appreciation/(depreciation) of investments                     373          (34)        24          (30)        --
                                                                      $10,831    $   1,924    $ 3,187    $   2,902    $   1,735
Transactions in Fund Shares:
Shares sold                                                             1,097          324        752          487       12,036
Reinvested distributions                                                   41            8         16            7           55
Total                                                                   1,138          332        768          494       12,091
Shares repurchased                                                       (366)        (183)      (748)        (247)     (10,356)
Net increase/(decrease)                                                   772          149         20          247        1,735
Shares outstanding beginning of period                                    203           54        298           51         --
Shares outstanding end of period                                          975          203        318          298        1,735
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                                               $17,361    $   3,367    $ 3,003    $   2,441         --
Proceeds from Sales of Securities                                      10,758        2,304      2,762        1,094         --
Purchases of Long-Term U.S. Government Obligations                      2,561         --        8,359        3,419         --
Proceeds from Sales of Long-Term U.S. Government Obligations            1,481           80      8,284        2,513         --
------------------------------------------------------------------------------------------------------------------------------------




               Janus Aspen Series December 31, 1995 Annual Report

                              FINANCIAL HIGHLIGHTS

                                                               Janus Aspen                                 Janus Aspen
For a share outstanding for each year                             Growth                                    Aggressive
or period ended December 31.                                     Portfolio                               Growth Portfolio
                                                       1995           1994         1993(1)       1995           1994         1993(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period               $  10.57        $ 10.32       $10.00      $  13.62        $ 11.80       $10.00
Income from investment operations
Net investment income/(loss)                            .28            .09          .03           .24            .11          .01
Net gains or (losses) on securities
  (both realized and unrealized)                       2.90            .20          .32          3.47           1.82         1.80
Total from investment operations                       3.18            .29          .35          3.71           1.93         1.81
Less distributions
Dividends (from net investment income)                 (.30)          (.04)        (.03)         (.25)          (.11)        (.01)
Dividends (in excess of net investment income)         --             --           --            --             --           --
Total distributions                                    (.30)          (.04)        (.03)         (.25)          (.11)        (.01)
Net asset value, end of period                     $  13.45        $ 10.57       $10.32      $  17.08        $ 13.62       $11.80
Total return**                                        30.17%          2.76%        3.50%        27.48%         16.33%       18.05%
Net assets, end of period (in thousands)           $126,911        $43,549       $7,482      $185,911        $41,289       $1,985
Average net assets for the period (in thousands)     77,344         26,464        3,191       107,582         14,152        1,091
Ratio of expenses to average net assets*               0.78%(6)       0.88%(5)     0.25%(4)      0.86%(6)       1.05%(5)    0.25%(4)
Ratio of net investment income to average
  net assets*                                          1.24%          1.45%        2.54%         0.58%          2.18%        0.34%
Portfolio turnover rate*                                185%           169%         162%          155%           259%          31%
------------------------------------------------------------------------------------------------------------------------------------

                                                          Janus Aspen
For a share outstanding for each year                     International
or period ended December 31.                            Growth Portfolio
                                                       1995        1994(2)
--------------------------------------------------------------------------------
Net Asset value, beginning of period                 $ 9.72      $10.00
Income from investment operations
Net investment income/(loss)                            .09        (.09)
Net gains or (losses) on securities
  (both realized and unrealized)                       2.16        (.19)
Total from investment operations                       2.25        (.28)
Less distributions
Dividends (from net investment income)                 (.02)       --
Dividends (in excess of net investment income)         --          --
Total distributions                                    (.02)       --
Net asset value, end of period                       $11.95      $ 9.72
Total return**                                        23.15%      (2.80%)
Net assets, end of period (in thousands)             $1,608      $1,353
Average net assets for the period (in thousands)      1,792       1,421
Ratio of expenses to average net assets*               2.69%(6)    2.50%(5)
Ratio of net investment income to average
  net assets*                                         (0.80%)     (1.30%)
Portfolio turnover rate*                                211%        275%
--------------------------------------------------------------------------------

(1)  Period September 13, 1993 (inception) to December 31, 1993
(2)  Period May 2, 1994 (inception) to December 31, 1994
(3)  Period May 1, 1995 (inception) to December 31, 1995
(4)  The ratio was 2.16%, 5.79%,  2.71%,  7.92%, 5.27% and 5.33%,  respectively, for the Growth, Aggressive Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
(5)  The  ratio  was  1.23%,  1.14%,  4.67%,  1.49%,  1.74%,  1.35%  and  1.40%,
     respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
(6)  The ratio was 0.98%,  0.93%,  3.57%,  1.09%, 1.55%, 1.07%, 1.37% and 1.07%,
     respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
*    Annualized for periods of less than one full year.
**   Total return not annualized for periods of less than 1 full year.



                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers eight portfolios or series of shares with differing investment objectives and policies. Five portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, and
Janus Aspen Balanced Portfolio. Two Portfolios invest primarily in income producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen Short-Term Bond Portfolio. Janus Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio which is non-diversified.

Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Effective May 1, 1995, the Trust issued a new series of shares, the Janus Aspen Money Market Portfolio, a diversified portfolio investing primarily in short-term money market securities. Janus Capital Corp. (the Trust's investment advisor "Janus Capital") invested $10,000 of initial seed capital. Organization costs for the Portfolio were borne by Janus Capital.

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the investment company industry.


               Janus Aspen Series December 31, 1995 Annual Report

                         [FINANCIAL HIGHLIGHTS (cont'd)]

                                                              Janus Aspen                               Janus Aspen
For a share outstanding for each year                          Worldwide                                 Balanced
or period ended December 31.                                Growth Portfolio                             Portfolio
                                                       1995           1994        1993(1)      1995         1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period               $  12.07        $ 11.89      $10.00      $ 10.63       $10.64      $10.00
Income from investment operations
Net investment income/(loss)                            .11            .04         .02          .17          .15         .08
Net gains or (losses) on securities
  (both realized and unrealized)                       3.19            .14        1.89         2.45         (.06)        .64
Total from investment operations                       3.30            .18        1.91         2.62          .09         .72
Less distributions
Dividends (from net investment income)                 (.06)          --          (.01)        (.22)        (.10)       (.08)
Dividends (in excess of net investment income)         --             --          (.01)        --           --          --
Total distributions                                    (.06)          --          (.02)        (.22)        (.10)       (.08)
Net asset value, end of period                     $  15.31        $ 12.07      $11.89      $ 13.03       $10.63      $10.64
Total return**                                        27.37%          1.53%      19.10%       24.79%        0.84%       7.20%
Net assets, end of period (in thousands)           $108,563        $37,728      $4,856      $14,021       $3,153      $  537
Average net assets for the period (in thousands)     59,440         22,896       2,200        5,739        2,336         521
Ratio of expenses to average net assets*               0.90%(6)       1.18%(5)    0.25%(4)     1.37%(6)     1.57%(5)    0.25%(4)
Ratio of net investment income to average
  net assets*                                          0.95%          0.50%       0.84%        2.41%        1.90%       2.69%
Portfolio turnover rate*                                113%           217%         57%         149%         158%        126%
--------------------------------------------------------------------------------------------------------------------------------

                                                             Janus Aspen                          Janus Aspen
For a share outstanding for each year                          Flexible                            Short-Term
or period ended December 31.                              Income Portfolio                        Bond Portfolio
                                                       1995         1994        1993(1)    1995        1994        1993(1)
-------------------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period                $  9.48       $ 9.97      $10.00     $ 9.72      $ 9.93      $10.00
Income from investment operations
Net investment income/(loss)                            .53          .47         .11        .60         .35         .11
Net gains or (losses) on securities
  (both realized and unrealized)                       1.70         (.56)       (.04)       .31        (.26)       (.08)
Total from investment operations                       2.23         (.09)        .07        .91         .09         .03
Less distributions
Dividends (from net investment income)                 (.60)        (.40)       (.10)      (.60)       (.30)       (.10)
Dividends (in excess of net investment income)         --           --          --         --          --          --
Total distributions                                    (.60)        (.40)       (.10)      (.60)       (.30)       (.10)
Net asset value, end of period                      $ 11.11       $ 9.48      $ 9.97     $10.03      $ 9.72      $ 9.93
Total return**                                        23.86%       (0.91%)      0.70%      9.54%       0.92%       0.30%
Net assets, end of period (in thousands)            $10,831       $1,924      $  538     $3,187      $2,902      $  502
Average net assets for the period (in thousands)      5,556        1,636         497      2,727       1,774         492
Ratio of expenses to average net assets*               1.07%(6)     1.00%(5)    1.00%(4)   0.70%(6)    0.65%(5)    0.65%(4)
Ratio of net investment income to average
  net assets*                                          7.46%        5.49%       3.77%      6.02%       5.00%       3.57%
Portfolio turnover rate*                                236%         234%        508%       417%        256%         91%
-------------------------------------------------------------------------------------------------------------------------

                                                     Janus Aspen
For a share outstanding for each year                Money Market
or period ended December 31.                         Portfolio
                                                       1995(3)
--------------------------------------------------------------------------------
Net Asset value, beginning of period                 $ 1.00
Income from investment operations
Net investment income/(loss)                            .04
Net gains or (losses) on securities
  (both realized and unrealized)                       --
Total from investment operations                        .04
Less distributions
Dividends (from net investment income)                 (.04)
Dividends (in excess of net investment income)         --
Total distributions                                    (.04)
Net asset value, end of period                       $ 1.00
Total return**                                         3.63%
Net assets, end of period (in thousands)             $1,735
Average net assets for the period (in thousands)     $1,543
Ratio of expenses to average net assets*               0.50%(6)
Ratio of net investment income to average
  net assets*                                          5.30%
Portfolio turnover rate*                                N/A
--------------------------------------------------------------------------------

(1)  Period September 13, 1993 (inception) to December 31, 1993
(2)  Period May 2, 1994 (inception) to December 31, 1994
(3)  Period May 1, 1995 (inception) to December 31, 1995
(4)  The ratio was 2.16%, 5.79%,  2.71%,  7.92%, 5.27% and 5.33%,  respectively, for the Growth, Aggressive Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
(5)  The  ratio  was  1.23%,  1.14%,  4.67%,  1.49%,  1.74%,  1.35%  and  1.40%,
     respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
(6)  The ratio was 0.98%,  0.93%,  3.57%,  1.09%, 1.55%, 1.07%, 1.37% and 1.07%,
     respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.
*    Annualized for periods of less than one full year.
**   Total return not annualized for periods of less than 1 full year.


                    [NOTES TO FINANCIAL STATEMENTS (cont'd)]

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

The Portfolios enter into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original


               Janus Aspen Series December 31, 1995 Annual Report contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

ADDITIONAL INVESTMENT RISK

A portion of the Flexible Income Portfolio may be invested in lower rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES

Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses based generally on the relative net assets of each Portfolio.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory fees for each of the five equity Portfolios are payable to Janus Capital based upon annual rates of 1% of the first $30 million of average net assets, .75% of the next $270 million of average net assets, .70% of the next $200 million of average net assets and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio and Janus Aspen Balanced Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1995 was .65%, .75%, .82%, .68% and .81%, respectively. The income Portfolios are each subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets.


               Janus Aspen Series December 31, 1995 Annual Report

As discussed in the prospectus, Janus Capital will reduce its fee to a Portfolio to the extent that the Portfolio's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the balance of a Portfolio's average net assets for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1% of the average net assets of the Flexible Income Portfolio, .65% of the average net assets of the Short-Term Bond Portfolio and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities Inc. serve to reduce custody and other fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the period ended December 31, 1995 are noted below:

                                             DST Securities Inc.      DST Securities, Inc.          DST
                                                  Commissions              Expense                Systems
                                                     Paid*                Reduction*               Costs
---------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                       $ 9,498                $ 7,123                $11,305
Janus Aspen Aggressive Growth Portfolio             17,564                 13,173                 11,645
Janus Aspen International Growth Portfolio              37                     28                  3,359
Janus Aspen Worldwide Growth Portfolio               4,499                  3,374                  9,894
Janus Aspen Balanced Portfolio                         450                    337                  4,321
Janus Aspen Flexible Income Portfolio                 --                     --                    4,462
Janus Aspen Short-Term Bond Portfolio                 --                     --                    3,386
Janus Money Market Portfolio                          --                     --                      682
---------------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. FEDERAL INCOME TAX

Gains and losses on forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Listed below are such gains or losses for the period ended December 31, 1995. There were no net capital loss carryovers as of December 31, 1995. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 1995 are also noted below.

                                                             at 12/31/95                       at December 31, 1995
                                                           ----------------  -------------------------------------------------------
                                               Currency    Net Capital Loss  Federal Tax  Unrealized    Unrealized Net Appreciation/
                                            Gains/(Losses)    Carryovers       Cost      Appreciation  (Depreciation) (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  (243,276)            --       111,589,037   15,112,571      (771,236)    14,341,335
Janus Aspen Aggressive Growth Portfolio       (452,160)            --       156,506,824   31,021,242    (2,189,251)    28,831,991
Janus Aspen International Growth Portfolio      26,021             --         1,258,851      310,465       (13,138)       297,327
Janus Aspen Worldwide Growth Portfolio         232,196             --        98,250,461   14,042,666    (1,152,556)    12,890,110
Janus Aspen Balanced Portfolio                  (9,619)            --        13,590,797      934,812       (38,194)       896,618
Janus Aspen Flexible Income Portfolio            7,566             --        10,437,523      374,561        (9,078)       365,483
Janus Aspen Short-Term Bond Portfolio             --               --         3,207,571       23,915          (962)        22,953
Janus Aspen Money Market Portfolio                --               --         1,744,025         --            --             --
------------------------------------------------------------------------------------------------------------------------------------


               Janus Aspen Series December 31, 1995 Annual Report

Net investment income distributions and capital gains distributions are determined in acordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1995 have been reclassified among the components of net assets as follows:

                                                                         Undistributed Net          Undistributed Net       Paid-In
                                                                         Investment Income        Realized Gains/(Losses)   Capital
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                                 1,566,936                  (1,566,936)             --
Janus Aspen Aggressive Growth Portfolio                                      1,497,041                  (1,497,041)             --
Janus Aspen International Growth Portfolio                                      26,021                     (26,021)             --
Janus Aspen Worldwide Growth Portfolio                                         232,196                    (232,196)             --
Janus Aspen Balanced Portfolio                                                  (2,556)                      2,556              --
Janus Aspen Flexible Income Portfolio                                           11,049                     (11,049)             --
Janus Aspen Short-Term Bond Portfolio                                             --                          --                --
Janus Aspen Money Market Portfolio                                                --                          --                --
------------------------------------------------------------------------------------------------------------------------------------


4. EXPENSES

The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset.

These changes are part of new disclosure requirements beginning this fiscal year. Prior years do not reflect these changes. Listed in the table are the expense ratios before and after offsets.

Expense Ratio Comparisons                               Expense Ratio         Actual        DST Securities, Inc.       Custody Fee
for Fiscal Year December 31, 1995                      Prior to Offsets    Expense Ratio     Expense Reduction*          Reduction**
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                0.78%              0.76%              $ 7,123                 $12,092
Janus Aspen Aggressive Growth Portfolio                     0.86%              0.84%               13,173                  10,874
Janus Aspen International Growth Portfolio                  2.69%              2.50%                   28                   3,465
Janus Aspen Worldwide Growth Portfolio                      0.90%              0.87%                3,374                  12,206
Janus Aspen Balanced Portfolio                              1.37%              1.30%                  337                   3,235
Janus Aspen Flexible Income Portfolio                       1.07%              1.00%                 --                     3,681
Janus Aspen Short-Term Bond Portfolio                       0.70%              0.65%                 --                     1,342
Janus Aspen Money Market Portfolio                          0.50%              0.50%                 --                      --
------------------------------------------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker. **Interest earned on uninvested cash balances which serves to reduce the custodian fee.


               Janus Aspen Series December 31, 1995 Annual Report

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF JANUS ASPEN SERIES

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen Short-Term Bond Portfolio, and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Funds"), at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Denver, Colorado
January 30, 1996


               Janus Aspen Series December 31, 1995 Annual Report
                                       33